    As filed with the Securities and Exchange Commission on October 29, 1997


                                                       1933 Act File No. 2-14677
                                                       1940 Act File No. 811-859

--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               ------------------

                                    FORM N-1A
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                         POST-EFFECTIVE AMENDMENT NO. 64

                                       AND

                             REGISTRATION STATEMENT

                                      UNDER
                       THE INVESTMENT COMPANY ACT OF 1940

                                AMENDMENT NO. 25


                    MASSACHUSETTS INVESTORS GROWTH STOCK FUND
               (Exact Name of Registrant as Specified in Charter)

                500 Boylston Street, Boston, Massachusetts 02116
                    (Address of Principal Executive Offices)

        Registrant's Telephone Number, Including Area Code: 617-954-5000
           Stephen E. Cavan, Massachusetts Financial Services Company
                      500 Boylston Street, Boston, MA 02116
                     (Name and Address of Agent for Service)

                  APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:
  It is proposed that this filing will become effective (check appropriate box)


|_| immediately upon filing pursuant to paragraph (b)
|X| on October 31, 1997 pursuant to paragraph (b)
|_| 60 days after filing pursuant to paragraph (a)(i)
|_| on [date] pursuant to paragraph (a)(i)
|_| 75 days after filing pursuant to paragraph (a)(ii)
|_| on [date] pursuant to paragraph (a)(ii) of rule 485.


If appropriate, check the following box:
|_| this post-effective amendment designates a new effective date for a previously filed post-effective amendment

--------------------------------------------------------------------------------

                    MASSACHUSETTS INVESTORS GROWTH STOCK FUND

     SUPPLEMENT TO THE APRIL 1, 1997 PROSPECTUS AND STATEMENT OF ADDITIONAL
                                   INFORMATION

The following information should be read in conjunction with the Fund's Prospectus and Statement of Additional Information dated April 1, 1997 and contains a description of Class C shares.

EXPENSE SUMMARY

SHAREHOLDER TRANSACTION EXPENSES:
                                                                           CLASS A           CLASS B           CLASS C
                                                                           -------           -------           -------
    Maximum Initial Sales Charge Imposed on Purchases of Fund Shares
      (as a percentage of offering price) ............................      5.75%             0.00%             0.00%
    Maximum Contingent Deferred Sales Charge (as a percentage of
      original purchase price or redemption proceeds, as applicable) .   See Below(1)         4.00%             1.00%

ANNUAL OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE NET ASSETS):
    Management Fees ..................................................      0.30%             0.30%             0.30%
    Rule 12b-1 Fees ..................................................      0.21%(2)          1.00%(3)          1.00%(3)
    Other Expenses(4) ................................................      0.21%             0.21%             0.21%(5)
                                                                            -----             -----             -----
    Total Operating Expenses .........................................      0.72%             1.51%             1.51%

----------
(1) Purchases of $1 million or more and certain purchases by retirement plans are not subject to an initial sales charge; however, a contingent deferred sales charge (a "CDSC") of 1.00% will be imposed on such purchases in the event of certain redemption transactions within 12 months following such purchases (see "Information Concerning Shares of the Fund -- Purchases" below).

(2) The Fund has adopted a distribution plan for its shares in accordance with Rule 12b-1 under the Investment Company Act of 1940, as amended (the "1940 Act") (the "Distribution Plan"), which provides that it will pay distribution/service fees aggregating up to (but not necessarily all of) 0.35% per annum of the average daily net assets attributable to Class A shares. Payment of the 0.10% per annum Class A distribution fee will commence on such date as the Trustees of the Trust may determine. Assets attributable to Class A shares sold prior to March 1, 1991 are subject to a service fee of 0.15% per annum. Distribution expenses paid under this plan, together with the initial sales charge, may cause long-term shareholders to pay more than the maximum sales charge that would have been permissible if imposed entirely as an initial sales charge. See "Information Concerning Shares of the Fund -- Distribution Plan" below and in the Prospectus.

(3) The Fund's Distribution Plan provides that it will pay distribution/ service fees aggregating up to 1.00% per annum of the average daily net assets attributable to Class B shares and Class C shares, respectively. Distribution expenses paid under the Distribution Plan with respect to Class B or Class C Shares, together with any CDSC payable upon redemption of Class B or Class C shares, may cause long-term shareholders to pay more than the maximum sales charge that would have been permissible if imposed entirely as an initial sales charge. See "Information Concerning Shares of the Fund -- Distribution Plan" below and in the Prospectus.

(4) The Fund has an expense offset arrangement which reduces the Fund's custodian fee based upon the amount of cash maintained by the Fund with its custodian and dividend disbursing agent, and may enter into other such arrangements and directed brokerage arrangements (which would also have the effect of reducing the Fund's expenses). Any such fee reductions are not reflected under "Other Expenses."

(5) Based on Class A expenses incurred during the Fund's last fiscal year.

                             EXAMPLE OF EXPENSES

An investor would pay the following dollar amounts of expenses on a $1,000 investment in the Fund, assuming (a) a 5% annual return and (b) redemption at the end of each of the time periods indicated (unless otherwise noted):

PERIOD                                                    CLASS A                 CLASS B                       CLASS C
------                                                  -----------            ------------                   ------------
                                                                                             (1)                           (1)
 1 year ..............................................      $ 64            $ 55           $ 15            $25            $15
 3 years .............................................        79              78             48             48             48
 5 years .............................................        95             102             82
10 years .............................................       142             159(2)         159(2)

----------
(1) Assumes no redemption.

(2) Class B shares convert to Class A shares approximately eight years after purchase; therefore, years nine and ten reflect Class A expenses.

The purpose of the expense table above is to assist investors in understanding the various costs and expenses that a shareholder of the Fund will bear directly or indirectly. More complete descriptions of the following expenses of the Fund are set forth in the following sections of the Prospectus: (i) varying sales charges on share purchases -- "Purchases"; (ii) varying CDSCs -- "Purchases"; (iii) management fees -- "Investment Adviser"; and (iv) Rule 12b-1 (i.e., distribution plan) fees -- "Distribution Plan."

THE "EXAMPLE" SET FORTH ABOVE SHOULD NOT BE CONSIDERED A REPRESENTTION OF PAST OR FUTURE EXPENSES OF THE FUND; ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

CONDENSED FINANCIAL INFORMATION
The following information has been audited for the latest five fiscal years (except where noted) and should be read in conjunction with the financial statements included in the Fund's Annual Report to shareholders and subsequent Semiannual Report which are incorporated by reference into the Statement of Additional Information. The financial statements for all but the most recent six months are included in reliance upon the report of the Fund's independent auditors, given upon their authority as experts in accounting and auditing. The Fund's current auditors are Deloitte & Touche LLP.

                              FINANCIAL HIGHLIGHTS

                                                    SIX MONTHS ENDED              YEAR ENDED NOVEMBER 30,
                                                      MAY 31, 1997    --------------------------------------------------
                                                       (UNAUDITED)     1996       1995       1994       1993       1992
                                                       ----------      ----       ----       ----       ----       ----
                                                                                  CLASS A
                                                    --------------------------------------------------------------------
PER SHARE DATA (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD):

Net asset value -- beginning of period ...............   $ 13.44      $ 12.51    $ 10.48    $ 12.97    $ 12.15    $10.87

Income from investment operations# --
  Net investment loss ................................   $   --       $ (0.01)   $ (0.01)   $ (0.01)   $ (0.01)   $(0.03)
  Net realized and unrealized gain (loss) on
   investments and foreign currency transactions .....      1.63         2.55       3.12      (0.49)      1.55      2.07
                                                         -------      -------    -------    -------    -------    ------
      Total from investment operations ...............   $  1.63      $  2.54    $  3.11    $ (0.50)   $  1.54    $ 2.04
                                                         -------      -------    -------    -------    -------    ------
Less distributions declared to shareholders --
  From net realized gain on investments
   and foreign currency transactions .................   $ (3.10)     $ (1.61)   $ (1.08)   $ (1.99)   $ (0.72)   $(0.76)

Net asset value -- end of period .....................   $ 11.97      $ 13.44    $ 12.51    $ 10.48    $ 12.97    $12.15
                                                         =======      =======    =======    =======    =======    ======
Total return* ........................................     16.53%++     23.87%     32.91%     (5.00)%    13.43%    19.35%

RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA:
  Expenses## .........................................      0.73%+       0.72%      0.73%      0.72%      0.71%     0.67%
  Net investment loss ................................     (0.07)%+     (0.05)%    (0.08)%    (0.06)%    (0.19)%   (0.24)%
PORTFOLIO TURNOVER ...................................        57%         107%        46%        56%        52%       16%
AVERAGE COMMISSION RATE### ...........................   $0.0610      $0.0611    $    --    $    --    $    --    $   --
NET ASSETS AT END OF PERIOD (000,000 OMITTED) ........   $ 1,436      $ 1,341    $ 1,180    $   977    $ 1,132    $1,070

  +Annualized.
 ++Not annualized.
  #Per share data for the periods subsequent to November 30, 1992, are based on average shares outstanding.
 ##For the fiscal years ended after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
###Average commission rate is calculated for funds with fiscal years beginning on or after September 1, 1995.
  *Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

                                                                                   YEAR ENDED NOVEMBER 30,
                                                                      --------------------------------------------------
                                                                       1991       1990       1989       1988       1987
                                                                                           CLASS A
                                                                      --------------------------------------------------
PER SHARE DATA (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD):
Net asset value -- beginning of period ........................       $  8.48    $ 10.70    $  8.39    $  9.05    $ 9.69

Income from investment operations --
  Net investment income .......................................       $  0.01    $  0.05    $  0.09    $  0.12    $ 0.18
  Net realized and unrealized gain
   (loss) on investments and foreign
   currency transactions ......................................          2.93      (1.02)      3.14       0.64     (0.68)
                                                                      -------    -------    -------    -------    ------
      Total from investment operations                                $  2.94    $ (0.97)   $  3.23    $  0.76    $(0.50)
                                                                      -------    -------    -------    -------    ------
Less distributions declared to shareholders --
  From net investment income ..................................       $ (0.03)   $ (0.05)   $ (0.08)   $ (0.15)   $(0.14)
  From net realized gain on investments
   and foreign currency transactions ..........................         (0.52)     (1.20)     (0.84)     (1.27)      --
                                                                      -------    -------    -------    -------    ------
      Total distributions declared to shareholders ............       $ (0.55)   $ (1.25)   $ (0.92)   $ (1.42)   $(0.14)
                                                                      -------    -------    -------    -------    ------
Net asset value -- end of period ..............................       $ 10.87    $  8.48    $ 10.70    $  8.39    $ 9.05
                                                                      =======    =======    =======    =======    ======
Total return(+) ...............................................         36.56%    (10.27)%    42.14%      8.21%    (5.57)%
RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA:
  Expenses ....................................................          0.63%      0.53%      0.54%      0.58%     0.50%
  Net investment income .......................................          0.14%      0.55%      0.91%      1.27%     1.60%
PORTFOLIO TURNOVER ............................................            39%        44%        32%        75%       66%
NET ASSETS AT END OF PERIOD (000 OMITTED) .....................       $   950    $   749    $   907    $   735    $  774

(+)Total returns for Class A shares do not include the applicable sales charge (except for reinvested dividends prior to March 1, 1991). If the charge had been included, the result would have been lower.

                                                                  SIX MONTHS ENDED        YEAR ENDED NOVEMBER 30,
                                                                    MAY 31, 1997 ---------------------------------------
                                                                    (UNAUDITED)   1996       1995       1994      1993*
                                                                    -----------   ----       ----       ----      -----
                                                                                           CLASS B
                                                                     ---------------------------------------------------
PER SHARE DATA (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD):
Net asset value -- beginning of period .................              $ 13.12    $ 12.26    $ 10.35    $ 12.93    $12.91
                                                                      -------    -------    -------    -------    ------
Income from investment operations# --
  Net investment loss ..................................              $ (0.04)   $ (0.11)   $ (0.11)   $ (0.09)   $(0.01)
  Net realized and unrealized gain (loss)
   on investments and foreign currency transactions ....                 1.57       2.51       3.10      (0.50)     0.03
                                                                      -------    -------    -------    -------    ------
      Total from investment operations .................              $  1.53    $  2.40    $  2.99    $ (0.59)   $ 0.02
                                                                      -------    -------    -------    -------    ------
Less distributions declared to shareholders --
  From net realized gain on investments and foreign
   currency transactions ...............................              $ (3.01)   $ (1.54)   $ (1.08)   $ (1.99)       --
                                                                      -------    -------    -------    -------    ------
Net asset value -- end of period .......................              $ 11.64    $ 13.12    $ 12.26    $ 10.35    $12.93
                                                                      =======    =======    =======    =======    ======
Total return ...........................................                15.97%++   22.87%     32.09%     (5.82)%   0.70%+
RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA:
  Expenses## ...........................................                 1.53%+     1.61%      1.63%      1.60%     1.49%+
  Net investment loss ..................................                (0.81)%+   (0.94)%    (0.98)%    (0.87)%   (0.99)%+
PORTFOLIO TURNOVER .....................................                   57%       107%        46%        56%       52%
AVERAGE COMMISSION RATE### .............................              $0.0610    $0.0611    $    --    $    --    $   --
NET ASSETS AT END OF PERIOD (000,000 OMITTED) ..........              $    43    $    25    $    14    $     9    $    2

  *For the period from the commenceent of offering of Class B shares, September 7, 1993, through November 30, 1993.
  +Annualized.
 ++Not annualized.
  #Per share data are based on average shares outstanding.
 ##For the years ended after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
###Average commission rate is calculated for funds with fiscal years beginning on or after September 1, 1995.

THE FUND
Three classes of shares of the Fund currently are offered for sale to the general public. Class A shares are offered at net asset value plus an initial sales charge up to a maximum of 5.75% of the offering price (or a CDSC of 1.00% upon redemption during the first year in the case of purchases of $1 million or more and certain purchases by retirement plans) and subject to an annual distribution and service fee up to a maximum of 0.35% per annum. Class B shares are offered at net asset value without an initial sales charge but are subject to a CDSC upon redemption (declining from 4.00% during the first year to 0% after six years) and an annual distribution fee and service fee up to a maximum of 1.00% per annum. Class B shares will convert to Class A shares approximately eight years after purchase. Class C shares are offered at net asset value without an initial sales charge but are subject to a CDSC of 1.00% upon redemption during the first year and an annual distribution and service fee up to a maximum of 1.00% per annum. Class C shares do not convert to any other class of shares of the Fund. In addition, the Fund offers an additional class of shares, Class I shares, exclusively to certain institutional investors. Class I shares are made available by means of a separate Prospectus Supplement provided to institutional investors eligible to purchase Class I shares and are offered at net asset value without an annual distribution and service fee.

INFORMATION CONCERNING SHARES OF THE FUND

PURCHASES
The Fund offers three classes of shares to the general public which bear sales charges and distribution fees in different forms and amounts. Class A and Class B shares are described in the Prospectus and SAI and Class C shares are described below.

CLASS C SHARES:   Class C shares are offered at net asset value without an
initial sales charge but are subject to a CDSC of 1.00% upon redemption during the first year. Class C shares do not convert to any other class of shares of the Fund. The maximum investment in Class C shares that may be made is up to $1,000,000 per transaction.

The CDSC imposed is assessed against the lesser of the value of the shares redeemed (exclusive of reinvested dividend and capital gain distributions) or the total cost of such shares. No CDSC is assessed against shares acquired through the automatic reinvestment of dividend or capital gain distributions. See "Redemptions and Repurchases -- Contingent Deferred Sales Charge" below for further discussion of the CDSC.

MFS Fund Distributors ("MFD") will pay dealers 1.00% of the purchase price of Class C shares purchased through dealers and, as compensation therefor, MFD will retain the 1.00% per annum distribution and service fee paid under the Fund's Distribution Plan to MFD for the first year after purchase (see "Distribution Plan" below).

Class C shares are not currently available for purchase by any retirement plan qualified under Sections 401}a{ or 403}b{ of the Internal Revenue Code of 1986, as amended (the "Code") if the retirement plan and/or the sponsoring organization subscribe to the MFS FUNDamental 401}k{ Plan or another similar recordkeeping program made available by the Shareholder Servicing Agent.

WAIVERS OF CDSC. In certain circumstances, the CDSC imposed upon redemption of Class C shares is waived. Where these circumstances are described in Appendix A in the Prospectus as applicable to "Class B shares" or "all shares," they also apply to Class C shares.

EXCHANGES
Some or all of the Class C shares in an account with the Fund for which payment has been received by the Fund (i.e., an established account) may be exchanged for Class C shares of any of the other funds in the MFS Family of Funds ("MFS Funds") at net asset value (if available for sale). No CDSC will be imposed in connection with an exchange from Class C shares of the Fund to any other MFS Fund; however, the holding period for purposes of calculating the CDSC will carry over to the acquired shares.

REDEMPTIONS AND REPURCHASES

CONTINGENT DEFERRED SALES CHARGE: Investments in Class C shares ("Direct Purchases") will be subject to a 1.00% CDSC upon redemption for a period of 12 months. Purchases of Class C shares made during a calendar month, regardless of when during the month the investment occurred, will age one year at the close of business on the last day of such month in the following calendar year and each subsequent year.

At the time of a redemption, the amount by which the value of a shareholder's account represented by Direct Purchases exceeds the sum of 12 months of Direct Purchases may be redeemed without charge ("Free Amount"). Moreover, no CDSC is ever assessed on additional shares acquired through the automatic reinvestment of dividend or capital gain distributions ("Reinvested Shares"). Therefore, at the time of redemption of Class C shares, }i{ any Free Amount is not subject to the CDSC and (ii) the amount of the redemption equal to the then-current value of Reinvested Shares is not subject to the CDSC, but (iii) any amount of the redemption in excess of the aggregate of the then-current value of Reinvested Shares and the Free Amount is subject to a CDSC. The CDSC will first be applied against the amount of Direct Purchases made which will result in any such charge being imposed at the lowest possible rate.

The applicability of a CDSC for Class C shares will be unaffected by exchanges or transfers of registration, except as described in the Prospectus for Class B shares.

Reinstatement Privilege: -- Class C shareholders of the Fund who have redeemed their shares have a one-time right to reinvest the redemption proceeds in the same class of shares of any of the MFS Funds (if shares of such Fund are available for sale) at net asset value (with a credit for any CDSC paid) within 90 days of the redemption pursuant to the Reinstatement Privilege. If the Class C shares credited for any CDSC paid are then redeemed within 12 months of the initial purchase, a CDSC will be imposed upon redemption. Such purchases under the Reinstatement Privilege are subject to all limitations in the Statement of Additional Information regarding the privilege.

DISTRIBUTION PLANS
The Trustees have adopted a Distribution Plan for Class A, Class B and Class C shares pursuant to Section 12(b) of the 1940 Act and Rule 12b-1 thereunder (the "Distribution Plan"), after having concluded that there is reasonable likelihood that the Distribution Plan would benefit the Fund and its shareholders. The features common to each Class of shares are described in the Prospectus and apply to Class C shares.

Features Unique to Each Class of Shares: -- There are certain features of the Distribution Plan that are unique to Class C shares, as described below.

    Class C Shares. -- Class C shares are offered at net asset value without an initial sales charge but subject to a CDSC. See "Purchases -- Class C shares" above. MFD will pay a commission to dealers of 1.00% of the purchase price of Class C shares purchased through dealers at the time of purchase. In compensation for this 1.00% commission paid by MFD to dealers, MFD will retain the 1.00% per annum Class C distribution and service fees paid by the Fund with respect to such shares for the first year after purchase, and dealers will become eligible to receive from MFD the ongoing 1.00% per annum distribution and service fees paid by the Fund to MFD with respect to such shares commencing in the thirteenth month following purchase.

This ongoing 1.00% fee is comprised of the 0.25% per annum service fee paid to MFD under the Distribution Plan (which MFD in turn pays to dealers), as discussed above, and a distribution fee paid to MFD (which MFD also in turn pays to dealers) under the Distribution Plan equal, on an annual basis, to 0.75% of the Fund's average daily net assets attributable to Class C shares.

Current Level of Distribution and Service Fees: -- The Fund's Class C distribution/service fee for its current fiscal year is equal to 1.00% per annum of the average daily net assets attributable to the Fund's Class C shares.

DISTRIBUTIONS
Distributions paid by the Fund with respect to Class A shares will generally be greater than those paid with respect to Class B and Class C shares because expenses attributable to Class B and Class C shares will generally be higher.

DESCRIPTION OF SHARES, VOTING RIGHTS AND LIABILITIES
The Fund has three classes of shares which it offers to the general public entitled Class A, Class B and Class C Shares of Beneficial Interest (without par value).

PERFORMANCE INFORMATION
Total rate of return quotations for Class C shares, if quoted for periods of one year or less, will give effect to the imposition of the 1.00% CDSC assessed upon redemption of Class C shares during the first year. Such total rate of return quotations may be accompanied by quotations which do not reflect the deduction of the CDSC, and will thus be higher. Yield and distribution rate calculations for Class C shares assume no CDSC is paid.

SHAREHOLDER SERVICES
    LETTER OF INTENT: Purchases of Class C shares will apply toward the completion of the requirements under a Letter of Intent with respect to the purchase of Class A shares. See the Prospectus for further information on the Letter of Intent.

    RIGHT OF ACCUMULATION: The current offering price value of an investor's holdings of Class C shares will apply toward cumulative quantity discounts on purchases of Class A shares. See the Prospectus for further information on the Right of Accumulation.

    SYSTEMATIC WITHDRAWAL PLAN: The aggregate withdrawals of Class C shares in any year pursuant to a Systematic Withdrawal Plan ("SWP") will not be subject to a CDSC and generally are limited to 10% of the value of the account at the time of establishment of the SWP.

INDEPENDENT AUDITORS AND FINANCIAL STATEMENTS
Deloitte & Touche LLP are the Fund's independent auditors providing audit services, tax return preparation and assistance and consultation with respect to the preparation of filings with the SEC.

The Portfolio of Investments at November 30, 1996, the Statement of Assets and Liabilities at November 30, 1996, the Statement of Operations for the year ended November 30, 1996, the Statement of Changes in Net Assets for the years ended November 30, 1996 and 1995, and the Notes to Financial Statements and the Independent Auditors' Report, each of which is included in the Annual Report to Shareholders of the Fund, are incorporated by reference into the Fund's SAI and have been so incorporated in reliance upon the report of Deloitte & Touche LLP, independent auditors, as experts in accounting and auditing.

The Portfolio of Investments (unaudited) at May 31, 1997, the Statement of Assets and Liabilities (unaudited) at May 31, 1997, the Statement of Operations (unaudited) for the six months ended May 31, 1997, the Statement of Changes in Net Assets (unaudited) for the six months ended May 31, 1997 and the Notes to Financial Statements (unaudited), which are included in the Semiannual Report to shareholders of the Fund, are incorporated by reference into the Fund's SAI.

A copy of the Semiannual Report and the Annual Report accompany the Fund's
SAI.

               THE DATE OF THIS SUPPLEMENT IS NOVEMBER 1, 1997

The Prospectus dated April 1, 1997 of Massachusetts Investors Growth Stock Fund is incorporated in this Post-Effective Amendment No. 64 by reference to the Prospectus of Massachusetts Investors Growth Stock Fund filed by the Registrant pursuant to rule 497(j) under the Securities Act of 1933, as amended (File No. 2-14677), with the Securities and Exchange Commission on April 1, 1997.

The Statement of Additional Information dated April 1, 1997 of Massachusetts Investors Growth Stock Fund is incorporated in this Post-Effective Amendment No. 64 by reference to the Statement of Additional Information of Massachusetts Investors Growth Stock Fund filed by the Registrant pursuant to Rule 497(j) under the Securities Act of 1933, as amended (File No. 2-14677), with the Securities and Exchange Commission on April 1, 1997.

The Annual Report to Shareholders dated November 30, 1996 of Massachusetts Investors Growth Stock Fund (File No. 811-859) is incorporated in this Post-Effective Amendment No. 64 by reference to the Post-Effective Amendment No. 63 to the Registration Statement (File No. 2-14677) of Massachusetts Investors Growth Stock Fund filed by the Registrant with the Securities and Exchange Commission on March 27, 1997.

The Semi-Annual Report to Shareholders dated May 31, 1997 of Massachusetts Investors Growth Stock Fund (File No. 811-859) is incorporated in this Post-Effective Amendment No. 64 by reference to the Semi-Annual report to Shareholders filed by the Registrant with the Securities and Exchange Commission on August 5, 1997.

[logo]                                                           Annual Report
INVESTMENT MANAGEMENT                                            for Year Ended
                                                             November 30, 1996

                   MASSACHUSETTS INVESTORS GROWTH STOCK FUND

[graphic omitted: Open Pocket Watch]

         AMERICA LEARNS HOW "WE INVENTED THE MUTUAL FUND" (see page 27)

TABLE OF CONTENTS

Letter from the Chairman ................................................... 1
A Discussion with the Portfolio Manager .................................... 3
Portfolio Manager's Profile ................................................ 5
Fund Facts ................................................................. 5
Performance Summary ........................................................ 6
Portfolio of Investments ................................................... 9
Financial Statements .......................................................14
Notes to Financial Statements ..............................................20
Independent Auditors' Report ...............................................25
The MFS Family of Funds ....................................................28
Trustees and Officers ......................................................29

------------------------------------------------------------------------------
   HIGHLIGHTS

o FOR THE 12 MONTHS ENDED NOVEMBER 30, 1996, CLASS A SHARES OF THE FUND PROVIDED A TOTAL RETURN AT NET ASSET VALUE OF 23.87%, WHILE CLASS B SHARES RETURNED 22.87%.

o THE FUND BENEFITED FROM A FAVORABLE ECONOMIC ENVIRONMENT OF LOW INFLATION, LOW INTEREST RATES, AND MODEST BUT STEADY ECONOMIC GROWTH, WHICH LED TO STRONG CORPORATE PROFITABILITY.

o TECHNOLOGY COMPANIES EXHIBITED THE FASTEST GROWTH RATES AT THE MOST REASONABLE PRICES, WHILE U.S. TECHNOLOGY COMPANIES HAVE EXTENDED THEIR DOMESTIC POSITIONS TO MANY OVERSEAS MARKETS.

o THE MEDIA SECTOR PERFORMED WELL FOR THE FUND, PARTICULARLY FOLLOWING THE PASSAGE OF THE TELECOMMUNICATION ACT OF 1996. RADIO AND TELEVISION STOCKS RESPONDED FAVORABLY TO INDUSTRY CONSOLIDATION.
------------------------------------------------------------------------------

LETTER FROM THE CHAIRMAN

[Photo of A. Keith Brodkin]
     A. Keith Brodkin

Dear Shareholders:

The U.S. economy appears to have settled into a pattern of moderate growth and inflation -- two factors that we think can be important contributors to a favorable long-term investment climate. During the first quarter of 1996, real (inflation-adjusted) economic growth was 2.3% on an annualized basis, followed by a rate of 4.7% in the second quarter. However, this unexpectedly high level was followed by a more moderate 2.0% pace during the third quarter. Overall, real growth in gross domestic product has surpassed our expectations this year, and we now expect that growth for all of 1996 could exceed 2.5%. While the consumer appears to be carrying an excessive debt load, this sector, which represents two-thirds of the economy, provided some support to the automobile and housing markets throughout much of the year. Consumer spending has also been positively impacted by widespread job growth and, more recently, modestly rising wages. Retail sales, which have been flat for several months, appear to be improving during the holiday shopping season. The economies of Europe and Japan, meanwhile, continue to be in the doldrums, weakening U.S. export markets. Finally, the capital spending plans of American corporations are far from robust. Thus, while economic growth should continue, we expect some slackening toward the end of the year.

   We believe U.S. equity investors should lower their expectations for 1997. The expected slowdown in corporate earnings growth and interest rate increases earlier in the year have raised some near-term concerns, as was seen in July's stock-market correction. Further increases in interest rates and an acceleration of inflation, coupled with an additional slowdown in corporate earnings growth, could have a negative effect on the stock market in the near term. However, to the extent that some earnings disappointments are taken as a sign that the economy is not overheating, this may prove beneficial for the equity market's longer-term health. We believe many of the technology-driven productivity gains that U.S. companies have made in recent years will continue to enhance corporate America's competitiveness and profitability. Thus, while we have some near-term concerns, we remain quite constructive on the long-term viability of the equity market.

   Finally, as you may notice, this report to shareholders incorporates a number of changes which we hope you will find informative and useful. Following a discussion with the Portfolio Manager, we have added new information on the Fund's holdings, including charts illustrating the portfolio's concentration in the types of investments that meet its criteria. Near the back of the report, telephone numbers and addresses are listed if you would like to contact MFS.

  We appreciate your support and welcome any questions or comments you may have.

Respectfully,

/s/ A. Keith Brodkin
    A. Keith Brodkin
    Chairman and President

December 12, 1996

A DISCUSSION WITH THE PORTFOLIO MANAGER

[Photo of Christian Felipe]
     Christian Felipe


For the 12 months ended November 30, 1996, Class A shares of the Fund provided a total return of 23.87%, while Class B shares returned 22.87%. These returns assume the reinvestment of distributions but exclude the effects of any sales charges and compare to the 27.85% return for the Standard & Poor's 500 Composite Index (the S&P 500), a popular, unmanaged index of common stock performance.


Q. CAN YOU DISCUSS SOME OF THE THINGS YOU THINK AFFECTED THE FUND'S PERFORMANCE OVER THE PAST YEAR?

A. Performance was driven by a favorable economic environment of low inflation, low interest rates, and modest but steady economic growth. This led to strong corporate profitability and rising price-to-earnings ratios.

Q. HOW WOULD YOU DESCRIBE THE BUSINESS AND ECONOMIC ENVIRONMENT YOU FACED OVER THE PAST YEAR, PARTICULARLY AS IT RELATES TO THE FUND?

A. We saw an economic environment that was characterized by a productivity-led expansion. Massive capital spending by major corporations on their technology infrastructure helped contribute to an economy that was able to grow without price increases, as technology spending allowed companies to reduce payrolls and increase profits without raising prices. The employment picture was also helped by a large number of start-up companies, many of which were financed through initial public offerings. This helped pick up some of the slack created by restructurings at some of the larger companies.

Q. WE NOTICED THAT TECHNOLOGY STOCKS MAKE UP THE LARGEST SECTOR IN THE FUND. WHAT IS IT YOU LIKE ABOUT THIS SECTOR, AND COULD YOU DISCUSS ANY SUB-GROUPS WITHIN TECHNOLOGY THAT YOU FIND PARTICULARLY ATTRACTIVE?

A. The technology group has exhibited the fastest growth rates at the most reasonable prices. U.S. technology companies have also been able to extend their domestic positions to many overseas markets.

Q. COULD YOU GIVE US SOME OF YOUR FAVORITE TECHNOLOGY HOLDINGS AND TELL US WHAT YOU THINK MAKES THEM ATTRACTIVE?

A. Microsoft is the Fund's biggest position. The company dominates virtually every area of the computer software industry, yet its growth prospects today are greater than ever. New opportunities include the Internet, cable television, and relational databases. This position has been held in the Fund for several years, as has Intel, another favorite due to its near-monopoly position in microprocessors.

Q. IN GENERAL, WHAT CHARACTERISTICS OR QUALITIES DO YOU LOOK FOR IN SELECTING STOCKS FOR THE FUND?

A. We look for companies with dominant worldwide franchises that allow them to generate a return significantly ahead of their cost of capital. This leads us to companies with tremendous free cash flows, which we buy when we feel their valuations have reached attractive levels.

Q. CAN YOU TALK ABOUT SOME OTHER STOCKS OR SECTORS THAT PERFORMED AS WELL AS OR BETTER THAN EXPECTED, AND TELL US WHY YOU THINK THEY DID WELL?

A. The media sector performed very well for us, particularly following passage of the Telecommunication Act of 1996. Radio and TV stocks responded favorably to massive industry consolidation. Westinghouse bought Infinity Broadcasting early in the year, and AT&T has recently decided to sell its position in LIN Broadcasting.

Q. NOW, COULD YOU TALK ABOUT SOME STOCKS OR SECTORS THAT DID NOT PERFORM AS WELL AS YOU EXPECTED?

A. The HMO (health maintenance organizations) stocks were poor performers for the Fund due to poor industry pricing. This situation appears to have been corrected, and we are encouraged by prospects for this group in 1997.

Q. CAN YOU TELL US ABOUT SOME SECTORS YOU MIGHT BE AVOIDING, AND WHY?

A. We are avoiding many commodity-technology companies due to the cyclical nature of these industries. Personal computer, disk drive, and memory semiconductor companies are some examples.

Q. AS YOU LOOK AHEAD, WHAT CHANGES DO YOU SEE IN THE OVERALL MARKET OR ECONOMIC ENVIRONMENT, PARTICULARLY AS IT RELATES TO THE FUND, AND HOW ARE YOU POSITIONING THE FUND TO TRY TO TAKE ADVANTAGE OF THOSE CHANGES?

A. We anticipate no significant change, but rather a continuing environment of steady growth, low inflation, and stable-to-falling interest rates. Technology, media, financial services, and health care are some of the major sectors that we anticipate will benefit from this environment.

Respectfully,

/s/ Christian Felipe
    Christian Felipe
    Portfolio Manager

-------------------------------------------------------------------------------
PORTFOLIO MANAGER'S PROFILE

CHRISTIAN FELIPE IS SENIOR VICE PRESIDENT OF MASSACHUSETTS FINANCIAL SERVICES
(MFS) AND PORTFOLIO MANAGER OF MFS EMERGING EQUITIES FUND AND MASSACHUSETTS INVESTORS GROWTH STOCK FUND. MR. FELIPE JOINED MFS IN 1986 IN THE RESEARCH DEPARTMENT. HE WAS NAMED INVESTMENT OFFICER IN 1987, ASSISTANT VICE PRESIDENT - INVESTMENTS IN 1988, VICE PRESIDENT - INVESTMENTS IN 1989, AND SENIOR VICE PRESIDENT IN 1996.

MR. FELIPE IS A GRADUATE OF THE UNIVERSITY OF CALIFORNIA, LOS ANGELES AND THE WHARTON SCHOOL OF BUSINESS AT THE UNIVERSITY OF PENNSYLVANIA.
-------------------------------------------------------------------------------


LARGEST SECTORS

Technology          37.3%
Other Sectors       17.9%
Health Care         14.2%
Leisure             13.7%
Retailing            9.2%
Financial Services   7.7%



------------------------------------------------------------------------------
FUND FACTS

STRATEGY:               THE FUND'S OBJECTIVE IS TO PROVIDE LONG-TERM GROWTH OF
                        CAPITAL AND FUTURE INCOME RATHER THAN CURRENT INCOME.

COMMENCEMENT OF
INVESTMENT OPERATIONS:  JANUARY 1, 1935

SIZE:                   $1.4 BILLION NET ASSETS AS OF NOVEMBER 30, 1996
------------------------------------------------------------------------------

PERFORMANCE SUMMARY

The information below and on the following page illustrates the historical performance of Massachusetts Investors Growth Stock Fund Class A shares in comparison to various market indicators. Class A share performance results reflect the deduction of the 5.75% maximum sales charge; benchmark comparisons are unmanaged and do not reflect any fees or expenses. You cannot invest in an index. All results are historical and assume the reinvestment of dividends and capital gains. The performance of Class B shares will be greater or less than the line shown, based on differences in loads and fees.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
(For the 5-Year Period ended November 30, 1996)

         Massachusetts Investors
            Growth Stock Fund               Consumer                 S&P 500
                 Class A               Price Index - U.S.        Composite Index
         -----------------------       ------------------        ---------------
11/91            $ 9,428                    $10,000                  $10,000
11/92             11,252                     10,305                   11,841
11/93             12,763                     10,581                   13,035
11/94             12,126                     10,864                   13,169
11/95             16,116                     11,143                   18,018
11/96             19,963                     11,524                   23,020


GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
(For the 10-Year Period ended November 30, 1996)

         Massachusetts Investors
            Growth Stock Fund               Consumer                 S&P 500
                 Class A               Price Index - U.S.        Composite Index
         -----------------------       ------------------        ---------------
11/86            $ 9,426                    $10,000                  $10,000
11/88              9,615                     10,891                   11,735
11/90             12,321                     12,113                   14,808
11/92             20,085                     12,856                   21,097
11/94             21,644                     13,553                   23,463
11/96             35,634                     14,377                   41,017





AVERAGE ANNUAL TOTAL RETURNS

                                                                      1 Year          3 Years          5 Years         10 Years
-------------------------------------------------------------------------------------------------------------------------------
Mass. Investors Growth Stock Fund (Class A)
  including 5.75% sales charge                                       +16.78%          +13.81%          +14.82%          +13.55%

-------------------------------------------------------------------------------------------------------------------------------
Mass. Investors Growth Stock Fund (Class A)
  at net asset value                                                 +23.87%          +16.08%          +16.19%          +14.22%

-------------------------------------------------------------------------------------------------------------------------------
Mass. Investors Growth Stock Fund (Class B)
  with CDSC                                                          +18.87%          +14.43%          +15.36%          +13.93%

-------------------------------------------------------------------------------------------------------------------------------
Mass. Investors Growth Stock Fund (Class B)
  without CDSC                                                       +22.87%          +15.19%          +15.58%          +13.93%

-------------------------------------------------------------------------------------------------------------------------------
Average growth fund**                                                +21.09%          +16.78%          +15.77%          +13.39%

-------------------------------------------------------------------------------------------------------------------------------
Consumer Price Index*                                                + 3.42%          + 2.89%          + 2.88%          + 3.70%

-------------------------------------------------------------------------------------------------------------------------------
Standard & Poor's 500 Composite Index+                               +27.85%          +20.88%          +18.15%          +15.16%

-------------------------------------------------------------------------------------------------------------------------------

 * The Consumer Price Index is a popular measure of change in prices.
** Source: Lipper Analytical Services.
 + Source: CDA/Wiesenberger

Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results.

Class B results with contingent deferred sales charge (CDSC), reflect the applicable CDSC, which declines over six years as follows: 4%, 4%, 3%, 3%, 2%, 1%, 0%.

Class B share performance includes the performance of the Fund's Class A shares for periods prior to the commencement of offering of Class B shares on September 7, 1993. Sales charges and operating expenses for Class A and Class B shares differ. The Class A share performance, which is included within the Class B share performance with CDSC, has been adjusted to reflect the CDSC generally applicable to Class B shares rather than the initial sales charge generally applicable to Class A shares. Class B share performance has not been adjusted, however, to reflect differences in operating expenses (e.g., Rule 12b-1 fees), which generally are lower for Class A shares.

Fund results reflect any applicable expense subsidies and waivers, without which the performance results would have been less favorable. Subsidies and waivers may be rescinded at any time. See the prospectus for details.

------------------------------------------------------------------------------
   TOP TEN HOLDINGS

  MICROSOFT CORP.                           CABLETRON SYSTEMS, INC.
  Computer software and systems company     Computer network company

  COMPUTER ASSOCIATES INTERNATIONAL, INC.   GANNETT CO., INC.
  Computer software company                 Newspaper, television, and radio
                                            company
  INTEL CORP.
  Semiconductor manufacturer                CISCO SYSTEMS, INC.
                                            Computer network developer
  FRANKLIN RESOURCES, INC.
  Mutual fund and financial services        UNITED HEALTHCARE CORP.
  company                                   Health maintenance organization

  MCI COMMUNICATIONS CORP.                  BMC SOFTWARE, INC.
  Telecommunications company                Computer software company
------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS - November 30, 1996

Stocks - 91.3%
-----------------------------------------------------------------------------
Issuer                                             Shares            Value
-----------------------------------------------------------------------------
U.S. Stocks - 89.5%
  Aerospace - 0.8%
    Boeing Co.                                     50,000 $      4,968,750
    General Dynamics Corp.                         40,800        3,009,000
    Gulfstream Aerospace Corp.*                    65,000        1,560,000
    McDonnell Douglas Corp.                        25,000        1,321,875
                                                          ----------------
                                                          $     10,859,625
-----------------------------------------------------------------------------
  Apparel and Textiles - 0.3%
    Nike, Inc., "B"                                76,400 $      4,345,250
-----------------------------------------------------------------------------
  Banks and Credit Companies - 0.5%
    Citicorp                                       57,000 $      6,227,250
    Compass Bancshares, Inc.                        4,600          178,825
    Signet Banking Corp.                           25,000          756,250
                                                          ----------------
                                                          $      7,162,325
-----------------------------------------------------------------------------
  Business Machines - 2.1%
    Affiliated Computer Services, Inc., "A"*      170,000 $      4,930,000
    Sun Microsystems, Inc.*                       410,000       23,882,500
                                                          ----------------
                                                          $     28,812,500
-----------------------------------------------------------------------------
  Business Services - 4.1%
    AccuStaff, Inc.*                               87,800 $      1,777,950
    ADT Ltd.*                                     400,000        8,200,000
    Alco Standard Corp.                           135,000        6,986,250
    Computer Sciences Corp.*                       95,000        7,469,375
    CUC International, Inc.*                      435,000       11,473,125
    DST Systems, Inc.*                            260,000        8,417,500
    Interim Services, Inc.*                       170,000        6,672,500
    Loewen Group, Inc.                             12,000          484,500
    Sabre Group Holding, Inc.*
      (Business Services)                         139,900        4,092,075
                                                          ----------------
                                                          $     55,573,275
-----------------------------------------------------------------------------
  Cellular Telephones - 1.0%
    AirTouch Communications, Inc.*                150,000 $      3,843,750
    Telephone & Data Systems, Inc.                251,100        9,384,863
                                                          ----------------
                                                          $     13,228,613
-----------------------------------------------------------------------------
  Computer Software - Personal Computers - 6.4%
    Electronic Arts, Inc*                          66,500 $      2,136,312
    First Data Corp.                              175,000        6,978,125
    Microsoft Corp.*                              500,000       78,437,500
                                                          ----------------
                                                          $     87,551,937
-----------------------------------------------------------------------------
  Computer Software - Systems - 14.2%
    BMC Software, Inc.*                           650,000 $     28,275,000
    Cadence Design Systems, Inc.*                 660,800       26,349,400
    Computer Associates International, Inc.     1,000,000       65,750,000
    Compuware Corp.*                              259,700       14,673,050
    Informix Corp.*                                21,700          515,375
    Ingram Micro, Inc.*                            20,000          492,500
    Oracle Systems Corp.*                         550,000       26,950,000
    Sterling Software, Inc.*                      250,000        8,281,250
    Sybase, Inc.*                                 700,000       12,337,500
    Synopsys, Inc.*                               100,000        4,425,000
    USCS International, Inc.*                     260,000        4,355,000
    Xionics Document Technologies*                100,000        1,300,000
                                                          ----------------
                                                          $    193,704,075
-----------------------------------------------------------------------------
  Consumer Goods and Services - 2.2%
    Colgate-Palmolive Co.                          50,000 $      4,631,250
    Revlon, Inc., "A"*                            135,000        4,168,125
    Service Corp. International                   100,000        3,012,500
    Tyco International Ltd.                       340,000       18,615,000
                                                          ----------------
                                                          $     30,426,875
-----------------------------------------------------------------------------
  Electrical Equipment - 0.9%
    General Electric Co.                          125,000 $     13,000,000
-----------------------------------------------------------------------------
  Electronics - 4.4%
    Atmel Corp.*                                  137,700 $      4,526,888
    Intel Corp.                                   425,000       53,921,875
    LSI Logic Corp.*                               50,000        1,506,250
                                                          ----------------
                                                          $     59,955,013
-----------------------------------------------------------------------------
  Entertainment - 5.7%
    Chancellor Broadcast Corp., "A"*               27,900 $        809,100
    Clear Channel Communications, Inc.*           110,000        7,590,000
    Cox Radio, Inc.*                              197,500        3,456,250
    Disney (Walt) Co.                              30,000        2,212,500
    Harrah's Entertainment, Inc.*               1,410,000       25,027,500
    Infinity Broadcasting Corp., "A"*             310,000        9,958,750
    Jacor Communications, Inc.*                   177,300        4,255,200
    LIN Television Corp.*                         381,700       15,315,713
    Mirage Resorts, Inc.*                         300,000        7,237,500
    Viacom, Inc., "B"*                             50,000        1,887,500
                                                          ----------------
                                                          $     77,750,013
-----------------------------------------------------------------------------
  Financial Institutions - 5.6%
    Associates First Capital Corp., "A"           200,000 $      9,675,000
    Beneficial Corp.                               50,000        3,106,250
    Federal Home Loan Mortgage Corp.               15,000        1,713,750
    Franklin Resources, Inc.                      750,000       53,625,000
    MBNA Corp.                                    100,000        4,037,500
    Merrill Lynch & Co., Inc.                      50,000        4,012,500
                                                          ----------------
                                                          $     76,170,000
-----------------------------------------------------------------------------
  Food and Beverage Products - 0.3%
    PepsiCo, Inc.                                 150,000 $      4,481,250
-----------------------------------------------------------------------------
  Forest and Paper Products - 0.1%
    Kimberly-Clark Corp.                           20,000 $      1,955,000
-----------------------------------------------------------------------------
  Insurance - 0.9%
    Equitable of Iowa Cos.                        275,000 $     12,306,250
-----------------------------------------------------------------------------
  Medical and Health Products - 2.8%
    Johnson & Johnson                             255,000 $     13,546,875
    Pfizer, Inc.                                   40,000        3,585,000
    Rhone-Poulenc Rorer, Inc.                     122,000        9,073,750
    Schering Plough Corp.                         165,000       11,756,250
                                                          ----------------
                                                          $     37,961,875
-----------------------------------------------------------------------------
  Medical and Health Technology and Services - 9.6%
    Cardinal Health, Inc.                         100,000 $      8,362,500
    Columbia Healthcare Corp.                     315,000       12,600,000
    Genesis Health Ventures, Inc.*                225,000        6,271,875
    Health Management Associates, Inc., "A"*      200,000        4,425,000
    HealthSouth Corp.*                            615,000       23,139,375
    Lincare Holdings, Inc.*                       100,000        3,975,000
    Oxford Health Plans, Inc.*                     70,000        4,060,000
    Pacificare Health Systems, Inc., "B"*         305,200       25,331,600
    St. Jude Medical, Inc.*                        60,000        2,505,000
    United Healthcare Corp.                       657,500       28,354,687
    Vivra, Inc.*                                  400,000       12,300,000
                                                          ----------------
                                                          $    131,325,037
-----------------------------------------------------------------------------
  Pollution Control - 1.7%
    Republic Industries, Inc.##(+)                500,000 $     16,625,000
    USA Waste Services, Inc.*                     210,000        6,772,500
                                                          ----------------
                                                          $     23,397,500
-----------------------------------------------------------------------------
  Printing and Publishing - 2.9%
    Gannett Co., Inc.                             415,000 $     32,577,500
    Harte-Hanks Communications, Inc.              100,000        2,575,000
    Tribune Co.                                    50,000        4,325,000
                                                          ----------------
                                                          $     39,477,500
-----------------------------------------------------------------------------
  Real Estate - 0.1%
    Cb Commercial Real Estate Services Group*      49,000 $        882,000
-----------------------------------------------------------------------------
  Restaurants and Lodging - 3.3%
    HFS, Inc.*                                     50,000 $      3,237,500
    Marriot International, Inc.                   205,000       11,428,750
    McDonalds Corp.                               100,000        4,675,000
    Outback Steakhouse, Inc.*                     125,000        3,609,375
    Promus Hotel Corp.*                           691,800       22,310,550
                                                          ----------------
                                                          $     45,261,175
-----------------------------------------------------------------------------
  Stores - 6.8%
    AutoZone, Inc.*                                75,000 $      1,846,875
    CVS Corp.                                     225,000        9,253,125
    General Nutrition Cos., Inc.*                 225,000        3,881,250
    Gymboree Corp.*                               165,000        4,661,250
    Home Depot, Inc.                              400,000       20,850,000
    Linens N Things, Inc.*                        100,000        1,562,500
    Mazel Stores, Inc.*                             6,300          124,425
    Micro Warehouse, Inc.*                        305,300        7,556,175
    Office Depot, Inc.*                         1,400,000       27,300,000
    Rite Aid Corp.                                  7,900          312,050
    Sunglass Hut International, Inc.*             100,000          737,500
    Talbots, Inc.                                  50,000        1,443,750
    Thrifty Payless Holdings, Inc., "B"*          525,000       13,453,125
    Travis Boats and Motors, Inc.*                 40,000          505,000
                                                          ----------------
                                                          $     93,487,025
-----------------------------------------------------------------------------
  Supermarkets - 0.6%
    Kroger Co.*                                    75,000 $      3,459,375
    Safeway, Inc.*                                 80,000        3,250,000
    Vons Cos., Inc.*                               35,000        1,841,875
                                                          ----------------
                                                          $      8,551,250
-----------------------------------------------------------------------------
  Telecommunications - 8.4%
    Cabletron Systems, Inc.*                    1,200,000 $     48,450,000
    Cellular Communications International*        150,000        3,956,250
    Cisco Systems, Inc.*                          430,000       29,186,250
    Glenayre Technologies, Inc.*                  460,500       10,994,437
    Lucent Technologies, Inc.                     325,000       16,656,250
    Univision Communications, Inc.*               125,000        4,968,750
                                                          ----------------
                                                          $    114,211,937
-----------------------------------------------------------------------------
  Utilities - Telephone - 3.7%
    MCI Communications Corp.                    1,650,000 $     50,325,000
-----------------------------------------------------------------------------
  Other - 0.1%
    Kansas City Southern Industries, Inc.          25,000 $      1,256,250
-----------------------------------------------------------------------------
Total U.S. Stocks (Identified Cost, $908,639,000)         $  1,223,418,550
-----------------------------------------------------------------------------
Foreign Stocks - 1.8%
  Germany - 0.7%
    Sap AG, Preferred
      (Computer Software - Systems)                45,000 $      6,185,306
    Sap Aktiengesellschsft, ADR##
      (Computer Software - Systems)                75,600        3,430,350
                                                          ----------------
                                                          $      9,615,656
-----------------------------------------------------------------------------
  Italy - 0.4%
    Fila Holdings S.p.A., ADR
      (Apparel and Textiles)                       70,000 $      5,180,000
-----------------------------------------------------------------------------
  Sweden - 0.7%
    Astra AB, Free, "B" (Pharmaceuticals)         200,000 $      9,386,668
-----------------------------------------------------------------------------
Total Foreign Stocks (Identified Cost, $19,639,592)       $     24,182,324
-----------------------------------------------------------------------------
Total Stocks (Identified Cost, $928,278,592)              $  1,247,600,874
-----------------------------------------------------------------------------
Convertible Preferred Stock - 0.3%
-----------------------------------------------------------------------------
Issuer                                             Shares            Value
-----------------------------------------------------------------------------
  American Radio Systems Corp., 7s##
    (Identified Cost, $4,966,400)                 100,000 $      4,600,000
-----------------------------------------------------------------------------
Convertible Bond - 0.3%
------------------------------------------------------------------------------
                                        Principal Amount
                                            (000 Omitted)
------------------------------------------------------------------------------
  Home Depot, Inc., 3.25s, 2001
    (Identified Cost, $4,000,000)                 $ 4,000 $      3,975,000
-----------------------------------------------------------------------------

Short-Term Obligations - 8.3%
------------------------------------------------------------------------------
  Federal Home Loan Mortgage Corp., due 12/02/96  $14,600 $     14,597,688
  Federal Home Loan Mortgage Corp., due 12/05/96   10,000        9,994,222
  Federal Home Loan Mortgage Corp., due 12/10/96    1,835        1,832,610
  Federal Home Loan Mortgage Corp., due 12/12/96    7,975        7,962,256
  Federal Home Loan Mortgage Corp., due 12/18/96    8,000        7,980,280
  Federal Home Loan Mortgage Corp., due 12/19/96    4,100        4,089,278
  Federal Home Loan Mortgage Corp., due 12/23/96    9,480        9,449,701
  Federal National Mortgage Assn., due 12/12/96     6,755        6,744,226
  Federal National Mortgage Assn., due 12/17/96    11,790       11,762,621
  Federal National Mortgage Assn., due 12/20/96     7,490        7,469,306
  General Electric Co., due 12/03/96                6,310        6,308,149
  General Electric Co., due 12/04/96                9,840        9,835,695
  Raytheon Co., due 12/05/96                       10,610       10,603,752
  Student Loan Marketing Assn., due 12/27/96        4,425        4,408,254
-----------------------------------------------------------------------------
Total Short-Term Obligations, at Amortized Cost           $    113,038,038
-----------------------------------------------------------------------------
Total Investments (Identified Cost, $1,050,283,030)       $  1,369,213,912
Other Assets, Less Liabilities - (0.2)%                         (2,977,034)
-----------------------------------------------------------------------------
Net Assets - 100.0%                                       $  1,366,236,878
-----------------------------------------------------------------------------
  *  Non-income producing security.
 ##  SEC Rule 144A restriction.
(+)  Securities valued by or at the direction of the Trustees.

See notes to financial statements

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
------------------------------------------------------------------------------
November 30, 1996
------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $1,050,283,030)      $1,369,213,912
  Cash                                                                 67,129
  Receivable for investments sold                                  10,011,847
  Receivable for Fund shares sold                                     385,542
  Dividends and interest receivable                                   314,689
  Other assets                                                         12,287
                                                               --------------
      Total assets                                             $1,380,005,406
                                                               --------------
Liabilities:
  Payable for investments purchased                            $   12,704,034
  Payable for Fund shares reacquired                                  344,675
  Payable to affiliates -
    Management fee                                                     32,282
    Shareholder servicing agent fee                                    14,053
    Distribution fee                                                  429,943
  Accrued expenses and other liabilities                              243,541
                                                               --------------
      Total liabilities                                        $   13,768,528
                                                               --------------
Net assets                                                     $1,366,236,878
                                                               ==============
Net assets consists of:
  Paid-in capital                                              $  735,670,386
  Unrealized appreciation on investments                          318,930,882
  Accumulated undistributed net realized gain on investments
    and foreign currency transactions                             311,713,627
  Accumulated net investment loss                                     (78,017)
                                                               --------------
      Total                                                    $1,366,236,878
                                                               ==============
Shares of beneficial interest outstanding                       101,694,423
                                                                ===========
Class A shares:
  Net asset value per share
    (net assets of $1,341,156,165 / 99,782,219 shares of
    beneficial interest outstanding)                               $13.44
                                                                   ======
  Offering price per share (100 / 94.25)                           $14.26
                                                                   ======
Class B shares:
  Net asset value and offering price per share
    (net assets of $25,080,713 / 1,912,204 shares of
    beneficial interest outstanding)                               $13.12
                                                                   ======
On sales of $50,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A and Class B shares.

See notes to financial statements

Statement of Operations
------------------------------------------------------------------------------
Year Ended November 30, 1996
------------------------------------------------------------------------------
Net investment income:
  Income -
    Dividends                                                    $  3,963,725
    Interest                                                        3,871,140
                                                                 ------------
      Total investment income                                    $  7,834,865
                                                                 ------------

  Expenses -
    Management fee                                               $  3,656,428
    Trustees' compensation                                             64,944
    Shareholder servicing agent fee (Class A)                       1,537,363
    Shareholder servicing agent fee (Class B)                          42,867
    Distribution and service fee (Class A)                          2,465,964
    Distribution and service fee (Class B)                            194,849
    Custodian fee                                                     397,958
    Postage                                                           103,270
    Printing                                                           84,672
    Auditing fees                                                      33,445
    Legal fees                                                          2,218
    Miscellaneous                                                     364,510
                                                                 ------------
      Total expenses                                             $  8,948,488
    Fees paid indirectly                                             (353,156)
                                                                 ------------
      Net expenses                                               $  8,595,332
                                                                 ------------
        Net investment loss                                      $   (760,467)
                                                                 ============
Realized and unrealized gain (loss) on investments:
  Realized gain (loss) (identified cost basis) -
    Investment transactions                                      $313,083,375
    Foreign currency transactions                                     (44,789)
                                                                 ------------
      Net realized gain on investments and foreign currency
         transactions                                            $313,038,586
                                                                 ------------
  Change in unrealized depreciation on investments               $(46,507,951)
                                                                 ------------
      Net realized and unrealized gain on investments and
         foreign currency                                        $266,530,635
                                                                 ------------
        Increase in net assets from operations                   $265,770,168
                                                                 ============

See notes to financial statements

Statement of Changes in Net Assets
------------------------------------------------------------------------------
Year Ended November 30,                                   1996           1995
------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment loss                          $     (760,467) $     (986,154)
  Net realized gain on investments and foreign
    currency transactions                         313,038,586     155,044,848
  Net unrealized gain (loss) on investments       (46,507,951)    150,833,517
                                               --------------  --------------
      Increase in net assets from operations   $  265,770,168  $  304,892,211
                                               --------------  --------------

Distributions declared to shareholders -
  From net realized gain on investments and
    foreign currency
    transactions (Class A)                     $ (151,666,814) $ (100,591,643)
  From net realized gain on investments and
    foreign currency
    transactions (Class B)                         (1,895,891)     (1,381,907)
                                               --------------  --------------
      Total distributions declared to
        shareholders                           $ (153,562,705) $ (101,973,550)
                                               --------------  --------------

Fund share (principal) transactions -
  Net proceeds from sale of shares             $  141,518,246  $  141,763,381
  Net asset value of shares issued to
    shareholders in reinvestment
    of distributions                              122,007,526      81,493,960
  Cost of shares reacquired                      (204,316,519)   (218,071,853)
                                               --------------  --------------
    Increase in net assets from Fund share
       transactions                            $   59,209,253  $    5,185,488
                                               --------------  --------------
      Total increase in net assets             $  171,416,716  $  208,104,149
Net assets:
  At beginning of period                        1,194,820,162     986,716,013
                                               --------------  --------------

  At end of period (including accumulated net
    investment loss of $78,017 and $61,855,
    respectively)                              $1,366,236,878  $1,194,820,162
                                               ==============  ==============
See notes to financial statements

Financial Highlights
-----------------------------------------------------------------------------
Year Ended November 30,              1996     1995     1994     1993     1992
-----------------------------------------------------------------------------
                                  Class A
-----------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of
 period                            $12.51   $10.48   $12.97   $12.15   $10.87
                                   ------   ------   ------   ------   ------
Income from investment
 operations# -
  Net investment loss              $(0.01)  $(0.01)  $(0.01)  $(0.01)  $(0.03)
  Net realized and unrealized
    gain (loss) on investments
    and foreign currency
    transactions                     2.55     3.12    (0.49)    1.55     2.07
                                   ------   ------   ------   ------   ------
      Total from investment
        operations                 $ 2.54   $ 3.11  $ (0.50)  $ 1.54   $ 2.04
                                   ------   ------   ------   ------   ------
Less distributions declared to
  shareholders from net realized
  gain on investment and foreign
  currency transactions            $(1.61)  $(1.08)  $(1.99)  $(0.72)  $(0.76)
                                   ------   ------   ------   ------   ------
      Total distributions
        declared to shareholders   $(1.61)  $(1.08)  $(1.99)  $(0.72)  $(0.76)
                                   ------   ------   ------   ------   ------
Net asset value - end of period    $13.44   $12.51   $10.48   $12.97   $12.15
                                   ======   ======   ======   ======   ======
Total return(+)                    23.87%   32.91%  (5.00)%   13.43%   19.35%
Ratios (to average net
 assets)/Supplemental data:
  Expenses##                        0.72%    0.73%    0.72%    0.71%    0.67%
  Net investment loss             (0.05)%  (0.08)%  (0.06)%  (0.19)%  (0.24)%
Portfolio turnover                   107%      46%      56%      52%      16%
Average commission rate###        $0.0611  $ --     $ --     $ --     $ --
Net assets at end of period
  (000,000 omitted)                $1,341   $1,180   $  977   $1,132   $1,070


# Per share data for the periods subsequent to November 30, 1992 is based on average shares outstanding.
## For fiscal years ended after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
### Average commission rate is calculated for funds with fiscal years beginning on or after September 1, 1995.
(+) Total returns for Class A shares do not include the applicable sales charge
    (except for reinvested dividends prior to March 1, 1991). If the charge had been included, the results would have been lower.

See notes to financial statements

-----------------------------------------------------------------------------
Year Ended November 30,             1991      1990     1989     1988     1987
-----------------------------------------------------------------------------
                                 Class A
-----------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of
 period                           $ 8.48    $10.70   $ 8.39   $ 9.05   $ 9.69
                                  ------    ------   ------   ------   ------
Income from investment
 operations -
  Net investment income           $ 0.01    $ 0.05   $ 0.09   $ 0.12   $ 0.18
  Net realized and unrealized
    gain (loss) on investments
    and foreign currency
    transactions                    2.93     (1.02)    3.14     0.64    (0.68)
                                  ------    ------   ------   ------   ------
      Total from investment
       operations                 $ 2.94    $(0.97)  $ 3.23   $ 0.76   $(0.50)
                                  ------    ------   ------   ------   ------

Less distributions declared
 to shareholders -
  From net investment income      $(0.03)   $(0.05)  $(0.08)  $(0.15)  $(0.14)
  From net realized gain on
    investment and
    foreign currency
    transactions                   (0.52)    (1.20)   (0.84)   (1.27)   --
                                  ------    ------   ------   ------   ------

      Total distributions
        declared to
        shareholders              $(0.55)   $(1.25)  $(0.92)  $(1.42)  $(0.14)
                                  ------    ------   ------   ------   ------
Net asset value - end of
  period                          $10.87    $ 8.48   $10.70   $ 8.39   $ 9.05
                                  ======    ======   ======   ======   ======
Total return(+)                   36.56%  (10.27)%   42.14%    8.21%  (5.57)%
Ratios (to average net
 assets)/Supplemental data:
  Expenses                         0.63%     0.53%    0.54%    0.58%    0.50%
  Net investment income            0.14%     0.55%    0.91%    1.27%    1.60%
Portfolio turnover                   39%       44%      32%      75%      66%
Net assets at end of period
  (000,000 omitted)               $  950    $  749   $  907   $  735   $  774


(+)Total returns for Class A shares do not include the applicable sales charge
   (except for reinvested dividends prior to March 1, 1991). If the charge had been included, the results would have been lower.

See notes to financial statements

------------------------------------------------------------------------------
Year Ended November 30,                      1996      1995     1994     1993*
-----------------------------------------------------------------------------
                                          Class B
-----------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period
                                          $ 12.26   $ 10.35  $ 12.93  $ 12.91
                                          -------   -------  -------  -------
Income from investment operations# -
  Net investment loss                     $ (0.11)  $ (0.11) $ (0.09) $ (0.01)
  Net realized and unrealized gain
    (loss) on investments and foreign
    currency transactions                    2.51      3.10    (0.50)    0.03
                                          -------   -------  -------  -------
      Total from investment operations    $  2.40   $  2.99  $ (0.59) $  0.02
                                          -------   -------  -------  -------

Less distributions declared to
  shareholders from net realized gain on
  investments and foreign currency
  transactions                            $ (1.54)  $ (1.08) $ (1.99) $ --
                                          -------   -------  -------  -------
Net asset value - end of period           $ 13.12   $ 12.26  $ 10.35  $ 12.93
                                          =======   =======  =======  =======
Total return                               22.87%    32.09%  (5.82)%    0.70%+
Ratios (to average net assets)/
  Supplemental data:
  Expenses##                                1.61%     1.63%    1.60%    1.49%+
  Net investment loss                     (0.94)%   (0.98)%  (0.87)%  (0.99)%+
Portfolio turnover                           107%       46%      56%      52%
Average commission rate###                $0.0611   $ --     $ --      $  --
Net assets at end of period (000,000
  omitted)                                $    25   $    14  $     9   $    2


  * For the period from the commencement of offering of Class B shares, September 7, 1993 through November 30, 1993.
  + Annualized.
  # Per share data is based on average shares outstanding.
 ## For fiscal years ended after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
### Average commission rate is calculated for funds with fiscal years beginning on or after September 1, 1995.

See notes to financial statements

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization
Massachusetts Investors Growth Stock Fund (the Fund) is a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are valued at last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are valued at last quoted bid prices. Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short- term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and original issue discount are amortized or accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividend income is recorded on the ex-dividend date for dividends received in cash. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

Fees Paid Indirectly - The Fund's custodian bank calculates its fee based on the Fund's average daily net assets. The fee is reduced according to a fee arrangement, which provides for custody fees to be reduced based on a formula developed to measure the value of cash deposited with the custodian by the Fund. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The Fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided. The Fund files a tax return annually using tax accounting methods required under provisions of the Code which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported on these financial statements may differ from that reported on the Fund's tax return and, consequently, the character of distributions to shareholders reported in the financial highlights may differ from that reported to shareholders on Form 1099-DIV. Foreign taxes have been provided for on interest and dividend income earned on foreign investments in accordance with the applicable country's tax rates and to the extent unrecoverable are recorded as a reduction of investment income. Distributions to shareholders are recorded on the ex- dividend date.

The Fund distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or accumulated net realized gains. During the year ended November 30, 1996, $744,305 and $6,746 was reclassified from accumulated net realized gain on investments and foreign currency transactions to accumulated net investment loss and paid-in capital, respectively, due to differences between book and tax accounting for currency transactions and the offset of short-term capital gains against accumulated net investment loss. This change had no effect on the net assets or net asset value per share.

Multiple Classes of Shares of Beneficial Interest - The Fund offers both Class A and Class B shares. The two classes of shares differ in their respective shareholder servicing agent, distribution and service fees. All shareholders bear the common expenses of the Fund pro rata based on average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

(3) Transactions with Affiliates
Investment Adviser - The Fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.30% of average daily net assets.

The Fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Fund, all of whom receive remuneration for their services to the Fund from MFS. Certain of the officers and Trustees of the Fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). The Fund has an unfunded defined benefit plan for all its independent Trustees and Mr. Bailey. Included in Trustees' compensation is a net periodic pension expense of $21,134 for the year ended November 30, 1996.

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $46,476 for the year ended November 30, 1996, as its portion of the sales charge on sales of Class A shares of the Fund.

The Trustees have adopted separate distribution plans for Class A and Class B shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The Class A distribution plan provides that the Fund will pay MFD up to 0.35% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the Fund related to the distribution and servicing of its shares. These expenses include a service fee to each securities dealer who enters into a sales agreement with MFD of up to 0.25% per annum of the Fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer, a distribution fee to MFD of up to 0.10% per annum of the Fund's average daily net assets attributable to Class A shares, commissions to dealers and payments to MFD wholesalers for sales at or above a certain dollar level, and other such distribution-related expenses that are approved by the Fund. MFD retains the service fee for accounts not attributable to a securities dealer which amounted to $731,215 for the year ended November 30, 1996. Payment of the 0.10% per annum Class A distribution fee will commence on such date as the Trustees of the Fund may determine. Fees incurred under the distribution plan during the year ended November 30, 1996 were 0.21% of average daily net assets attributable to Class A shares on an annualized basis.

The Class B distribution plan provides that the Fund will pay MFD a distribution fee of 0.75% per annum, and a service fee of up to 0.25% per annum, of the Fund's average daily net assets attributable to Class B shares. MFD will pay to securities dealers who enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B shares. The service fee is intended to be additional consideration for services rendered by the dealer with respect to Class B shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $3,363 for Class B shares for the year ended November 30, 1996. Fees incurred under the distribution plan during the year ended November 30, 1996 were 1.00% of average daily net assets attributable to Class B shares on an annualized basis.

Purchases over $1 million of Class A shares and certain purchases into retirement plans are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following such purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the year ended November 30, 1996 were $457 and $31,599 for Class A and Class B shares, respectively.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the average daily net assets of each class of shares at an effective annual rate of up to 0.15% and up to 0.22% attributable to Class A and Class B shares, respectively.

(4) Portfolio Securities
Purchases and sales of investments, other than U.S. government securities, purchased option transactions and short-term obligations aggregated $1,244,704,875 and $1,350,498,306, respectively.

The cost and unrealized appreciation or depreciation in value of the investments owned by the Fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                               $1,053,749,748
                                                             ==============
Gross unrealized appreciation                                $  345,353,839
Gross unrealized depreciation                                   (29,889,675)
                                                             --------------
  Net unrealized appreciation                                $  315,464,164
                                                             ==============

(5) Shares of Beneficial Interest
The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

Class A Shares

                  Year Ended November 30, 1996   Year Ended November 30, 1995
                  ----------------------------   ----------------------------
                         Shares         Amount          Shares         Amount
-----------------------------------------------------------------------------
Shares sold           9,833,859   $117,167,335      12,002,572   $129,204,725
Shares issued to
 shareholders in
 reinvestment of
 distributions       11,391,727    120,223,809       8,387,440     80,184,283
Shares reacquired   (15,793,634)  (186,665,355)    (19,312,028)  (207,377,260)
                    -----------   ------------      ----------   ------------
  Net increase        5,431,952   $ 50,725,789       1,077,984   $  2,011,748
                    ===========   ============      ==========   ============

Class B Shares

                  Year Ended November 30, 1996   Year Ended November 30, 1995
                  ----------------------------   ----------------------------
                         Shares         Amount          Shares         Amount
-----------------------------------------------------------------------------
Shares sold           2,089,754   $ 24,350,911       1,196,877   $ 12,558,656
Shares issued to
 shareholders in
 reinvestment of
 distributions          171,965      1,783,717         139,032      1,309,677
Shares reacquired    (1,530,126)   (17,651,164)     (1,054,654)   (10,694,593)
                    -----------   ------------      ----------   ------------
  Net increase          731,593 $    8,483,464         281,255   $  3,173,740
                    ===========   ============      ==========   ============

(6) Line of Credit
The Fund entered into an agreement which enables it to participate with other funds managed by MFS in an unsecured line of credit with a bank which permits borrowings up to $350 million, collectively. Borrowings may be made to temporarily finance the repurchase of Fund shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the Fund for the year ended November 30, 1996 was $13,431.

INDEPENDENT AUDITORS' REPORT

To the Trustees and Shareholders of Massachusetts Investors Growth Stock Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Massachusetts Investors Growth Stock Fund as of November 30, 1996, the related statement of operations for the year then ended, the statement of changes in net assets for the year then ended and the year ended November 30, 1996, and the financial highlights for each of the years in the ten-year period ended November 30, 1996. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at November 30, 1996 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Massachusetts Investors Growth Stock Fund at November 30, 1996, the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
January 3, 1997


                 --------------------------------------------
This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

MASSACHUSETTS INVESTORS GROWTH STOCK FUND

TRUSTEES                                 CUSTODIAN
A. Keith Brodkin* - Chairman and         State Street Bank and Trust Company
  President
                                         AUDITORS
Richard B. Bailey* - Private Investor;   Deloitte & Touche LLP
Former Chairman and Director
(until 1991), Massachusetts              INVESTOR INFORMATION
Financial Services Company; Director,    For MFS stock and bond market outlooks,
Cambridge Bancorp; Director,             call toll free: 1-800-637-4458 anytime
Cambridge Trust Company                  from a touch-tone telephone.

Peter G. Harwood - Private Investor      For information on MFS mutual funds,
                                         call your financial adviser or, for an
J. Atwood Ives - Chairman and Chief      information kit, call toll free:
Executive Officer, Eastern Enterprises   1-800-637-2929 any business day from
                                         9 a.m. to 5 p.m. Eastern time (or
Lawrence T. Perera - Partner,            leave a message anytime).
Hemenway & Barnes
                                         INVESTOR SERVICE
William J. Poorvu - Adjunct Professor,   MFS Service Center, Inc.
Harvard University Graduate School of    P.O. Box 2281
Business Administration                  Boston, MA 02107-9906

Charles W. Schmidt - Private Investor    For general information, call toll
                                         free: 1-800-225-2606 any business day
Arnold D. Scott* - Senior Executive Vice from 8 a.m. to 8 p.m. Eastern time. President, Director and Secretary,
Massachusetts Financial Services Company For service to speech- or hearing-
                                         impaired, call toll free:
Jeffrey L. Shames* - President and       1-800-637-6576 any business day from
Director, Massachusetts Financial        9 a.m. to 5 p.m. Eastern time.
Services Company                         (To use this service, your phone must
                                         be equipped with a Telecommunications
Elaine R. Smith - Independent Consultant Device for the Deaf.)

David B. Stone  - Chairman, North        For share prices, account balances, and
American Management Corp.                exchanges, call toll free: 1-800-MFS-
(investment advisers)                    TALK (1-800-637-8255) anytime from a
                                         touch-tone telephone.
INVESTMENT ADVISER
Massachusetts Financial Services Company WORLD WIDE WEB
500 Boylston Street                      www.mfs.com
Boston, MA 02116-3741
                                         [DALBAR graphic omitted]
DISTRIBUTOR                              For the third year in a row, MFS earned
MFS Fund Distributors, Inc.              a #1 ranking in the DALBAR, Inc.
500 Boylston Street                      Broker/Dealer Survey, Main Office
Boston, MA 02116-3741                    Operations Service Quality Category.
                                         The firm achieved a 3.48 overall score
PORTFOLIO MANAGER                        on a scale of 1 to 4 in the 1996
Christian Felipe*                        survey. A total of 110 firms responded,
                                         offering input on the quality of
TREASURER                                service they received from 29 mutual
W. Thomas London*                        fund companies nationwide. The survey
                                         contained questions about service
ASSISTANT TREASURER                      quality in 15 categories, including
James O. Yost*                           "knowledge of phone service contacts,"
                                         "accuracy of transaction processing,"
SECRETARY                                and "overall ease of doing business
Stephen E. Cavan*                        with the firm."

ASSISTANT SECRETARY
James R. Bordewick, Jr.*

*Affiliated with the Investment Adviser

                                                             -------------
MASSACHUSETTS                                                BULK RATE
INVESTORS GROWTH         [DALBAR logo]                       U.S. POSTAGE
STOCK FUND                                                   PAID
                                                             PERMIT #55638
500 Boylston Street                                          BOSTON, MA
Boston, MA 02116                                             -------------

[logo]
INVESTMENT MANAGEMENT
We invented the mutual fund(SM)

(C) 1997 MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116

                                                           MIG-2 1/97 54M 13/213

[LOGO] M F S(SM)                                       Semiannual Report
INVESTMENT MANAGEMENT                                       May 31, 1997

--------------------------------------------------------------------------------
MASSACHUSETTS INVESTORS GROWTH STOCK FUND
--------------------------------------------------------------------------------

[GRAPHIC OMITTED]

TABLE OF CONTENTS

Letter from the Chairman ................................................... 1
Portfolio Manager's Overview ............................................... 2
Portfolio Manager's Profile ................................................ 3
Fund Facts ................................................................. 4
Performance Summary ........................................................ 4
Portfolio Concentration .................................................... 6
Portfolio of Investments ................................................... 7
Financial Statements .......................................................12
Notes to Financial Statements ..............................................19
The MFS Family of Funds(R) .................................................24
Trustees and Officers ......................................................25



   HIGHLIGHTS


   o FOR THE SIX MONTHS ENDED MAY 31, 1997, CLASS A SHARES OF THE FUND PROVIDED A TOTAL RETURN AT NET ASSET VALUE OF 16.53%, CLASS B SHARES 15.97%, AND CLASS I SHARES 16.63%.

   o PERFORMANCE HAS BEEN DRIVEN BY CONTINUED STRENGTH IN THE FUND'S CORE HOLDINGS IN TECHNOLOGY, FINANCIAL SERVICES, AND MEDIA STOCKS, WHICH HAVE BENEFITED FROM STEADY, NONINFLATIONARY ECONOMIC GROWTH, STABLE INTEREST RATES, AND A STRONG U.S. CURRENCY.

   o TECHNOLOGY COMPANIES WITH GLOBAL FRANCHISES HAVE BEEN ABLE TO OUTPERFORM ALMOST ALL OTHER COMPANIES IN TERMS OF EARNINGS GROWTH AND RETURN ON EQUITY, AND FIRMS SUCH AS MICROSOFT, ORACLE, AND BMC SOFTWARE HAVE CONSISTENTLY EXCEEDED EXPECTATIONS.

   o IN THE FINANCIAL SERVICES AREA, COMPANIES WITH GLOBAL FRANCHISES, SUCH AS AMERICAN EXPRESS AND CITICORP, CONTINUE TO BE A FOCUS OF THE FUND.

LETTER FROM THE CHAIRMAN

[Photo of A. Keith Brodkin]

Dear Shareholders:
After more than six years of expansion, the U.S. economy is experiencing another year of growth in 1997, although a few signs point to the possibility of a modest rise in inflation during the year. On the positive side, the pattern of moderate growth and inflation set over the past few years now seems fairly well entrenched in the economy and, short of a major international or domestic crisis, appears to have enough momentum to remain on track for some time. The U.S. economy exhibited a great deal of strength in the first quarter of 1997, growing at an annualized rate of 5.8%. This pace could clearly lead to inflationary pressures were it to continue, as could the ongoing tightness in the labor market. Moreover, there is reason for caution as a result of the continuing high level of consumer debt and rising personal bankruptcies. Given these somewhat conflicting indicators, we expect real (inflation-adjusted) growth to revolve around 2% to 2 1/2% in 1997, with the strength of the first quarter moderating as we move through the balance of the year.

  We continue to urge U.S. equity investors to remain cautious for 1997. Just as the slowdown in corporate earnings growth and the increases in interest rates in 1996 raised some near-term concerns, further interest-rate increases and the fear of an acceleration of inflation have added some volatility to the stock market in 1997. However, while the U.S. equity market enjoyed several years without a major correction, we would like to point out that such downturns are a natural part of the investment environment and, when they end, they often result in more attractive valuations for stocks.

  We appreciate your support and welcome any questions or comments you may have.

Respectfully,

/s/ A. Keith Brodkin
A. Keith Brodkin
Chairman and President


June 12, 1997

PORTFOLIO MANAGER'S OVERVIEW

[Photo of Christian Felipe

     Christian Felipe

Dear Shareholders:
For the six months ended May 31, 1997, Class A shares of the Fund provided a total return of 16.53%, Class B shares 15.97%, and Class I shares 16.63%. These returns, which include the reinvestment of distributions but exclude the effects of any sales charges, compare to a 13.18% return for the Standard & Poor's 500 Composite Index (the S&P 500), a popular, unmanaged index of common stock total return performance.

  Performance for the past six months has been driven by continued strength in the Fund's core holdings in technology, financial services, and media stocks. We believe the backdrop for these positions could not be more ideal, as the U.S. economy has shown steady, noninflationary growth that has led to stable interest rates and a strong U.S. currency.

  In this environment, technology companies with global franchises have been able to outperform almost all other companies in terms of earnings growth and return on equity. Firms such as Microsoft, Oracle, and BMC Software have consistently exceeded expectations and have contributed meaningfully to the Fund's performance.

  Over the past six months, we have expanded the Fund's universe of technology holdings to include a group of Japanese technology leaders that are benefiting from the analog-to-digital movement, a trend that is occurring faster than expected. For example, digital cameras and digital-video discs are selling at a rapid rate. Japanese companies such as Sony and Canon are leading the charge in this field and, with a weak yen as a backdrop, these stocks are adding to the Fund's performance.

  In the financial services area, global franchises are again a focus of the Fund. In the United States, American Express and Citicorp are leaders in their respective fields, although their major growth opportunities lie elsewhere, particularly in the rapidly growing Pacific Rim. Credit cards are gaining increasing importance in all parts of the world, and these firms are positioned to exploit these opportunities.

  The consolidation in the media sector continues, particularly in the radio market. The 1996 Telecommunications Act has allowed radio companies to own as many as eight stations in an individual market. Firms such as Clear Channel, American Radio, and Jacor Communications are forming media clusters across the country, and the increased pricing power that this consolidation has created has improved the results for these companies.

  Looking ahead, while the environment for financial assets is favorable, valuations for most stocks are quite high and maintaining returns at their historical level may be difficult. Nonetheless, we will continue to search worldwide for attractive franchises and invest in them when we believe valuations are reasonable.

Respectfully,

/s/ Christian Felipe
Christian Felipe
Portfolio Manager


   PORTFOLIO MANAGER'S PROFILE
   CHRISTIAN FELIPE JOINED MFS IN 1986. A GRADUATE OF U.C.L.A. AND THE UNIVERSITY OF PENNSYLVANIA'S WHARTON SCHOOL OF FINANCE AND COMMERCE, HE WAS NAMED INVESTMENT OFFICER IN 1987, ASSISTANT VICE PRESIDENT INVESTMENTS IN 1988, VICE PRESIDENT - INVESTMENTS IN 1989, AND SENIOR VICE PRESIDENT IN 1996. HE HAS MANAGED MASSACHUSETTS INVESTORS GROWTH STOCK FUND SINCE 1995.

   FUND FACTS

   STRATEGY:                          THE INVESTMENT OBJECTIVE OF THE FUND IS TO
                                      PROVIDE LONG-TERM GROWTH OF CAPITAL AND
                                      FUTURE INCOME RATHER THAN CURRENT INCOME.

   COMMENCEMENT OF
   INVESTMENT OPERATIONS:             CLASS A:    JANUARY 1, 1935
                                      CLASS B:    SEPTEMBER 7, 1993
                                      CLASS I:    JANUARY 2, 1997

   SIZE:                              $1.5 BILLION NET ASSETS AS OF MAY 31, 1997

PERFORMANCE SUMMARY

Because mutual funds like Massachusetts Investors Growth Stock Fund are designed for investors with long-term goals, we have provided cumulative results as well as the average annual total returns for Class A, Class B, and Class I shares for the applicable time periods.

AVERAGE ANNUAL AND CUMULATIVE TOTAL RATES OF RETURN
AS OF MAY 31, 1997

CLASS A INVESTMENT RESULTS
(net asset value change including reinvested distributions)
                                                     6 Months           1 Year          5 Years         10 Years
------------------------------------------------------------------------------------------------------------------------
Cumulative Total Return                               +16.53%          +27.02%         +124.73%         +261.08%
------------------------------------------------------------------------------------------------------------------------
Average Annual Total Return                              --            +27.02%         + 17.58%         + 13.70%
------------------------------------------------------------------------------------------------------------------------
SEC Results                                              --            +19.74%         + 16.19%         + 13.03%
------------------------------------------------------------------------------------------------------------------------

CLASS B INVESTMENT RESULTS
(net asset value change including reinvested distributions)
                                                     6 Months           1 Year          5 Years         10 Years
------------------------------------------------------------------------------------------------------------------------
Cumulative Total Return                               +15.97%          +25.95%         +117.84%         +250.12%
------------------------------------------------------------------------------------------------------------------------
Average Annual Total Return                              --            +25.95%         + 16.85%         + 13.35%
------------------------------------------------------------------------------------------------------------------------
SEC Results                                              --            +22.10%         + 16.63%         + 13.35%
------------------------------------------------------------------------------------------------------------------------

CLASS I INVESTMENT RESULTS
(net asset value change including reinvested distributions)
                                                     6 Months           1 Year          5 Years         10 Years
------------------------------------------------------------------------------------------------------------------------
Cumulative Total Return                               +16.63%          +27.13%         +124.83%         +261.40%
------------------------------------------------------------------------------------------------------------------------
Average Annual Total Return                              --            +27.13%         + 17.59%         + 13.71%
------------------------------------------------------------------------------------------------------------------------

All results are historical and assume the reinvestment of dividends and capital gains. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results.

Class A share SEC results include the maximum 5.75% sales charge. Class B share SEC results reflect the applicable contingent deferred sales charge (CDSC), which declines over six years as follows: 4%, 4%, 3%, 3%, 2%, 1%, 0%. Class I shares, which became available on January 2, 1997, have no sales charge or Rule 12b-1 fees and are only available to certain institutional investors.

Class B share results include the performance and the operating expenses (e.g., Rule 12b-1 fees) of the Fund's Class A shares for periods prior to the commencement of offering of Class B shares. Because operating expenses attributable to Class A shares are lower than those of Class B shares, Class B share performance generally would have been lower than Class A share performance. The Class A share performance included within the Class B share SEC performance has been adjusted to reflect the CDSC generally applicable to Class B shares rather than the sales charge generally applicable to Class A shares.

Class I share results include the performance and the operating expenses (e.g., Rule 12b-1 fees) of the Fund's Class A shares for periods prior to the commencement of offering of Class I shares. Because operating expenses attributable to Class A shares are greater than those of Class I shares, Class I share performance generally would have been higher than Class A share performance. The Class A share performance included in the Class I share performance has been adjusted to reflect the fact that Class I shares have no initial sales charge.

Performance results reflect any applicable expense subsidies and waivers, without which the results would have been less favorable. Current subsidies and waivers may be discontinued at any time.

PORTFOLIO CONCENTRATION AS OF MAY 31, 1997

TOP 10 HOLDINGS

MICROSOFT CORP.                                   MCI COMMUNICATIONS CORP.
Computer software and systems company             Telecommunications company

FRANKLIN RESOURCES, INC.                          CISCO SYSTEMS, INC.
Mutual fund and financial services company        Computer network developer

COMPUTER ASSOCIATES INTERNATIONAL, INC.           RITE AID CORP.
Computer software company                         U.S. drugstore chain

ORACLE SYSTEMS CORP.                              CADENCE DESIGN SYSTEMS, INC.
Developer and manufacturer of                     Computer software and systems
database software                                 company

LUCENT TECHNOLOGIES, INC.                         CVS CORP.
Telecommunications and micro-electronics          U.S. drugstore chain
company

LARGEST SECTORS

      Technology                                                    35.8%
      Leisure                                                       16.1%
      Financial Services                                            14.1%
      Retail                                                         9.6%
      Miscellaneous (Conglomerates, special products/services)       8.5%
      Other Sectors                                                 15.8%

For a more complete breakdown, refer to the Portfolio of Investments.

PORTFOLIO OF INVESTMENTS (UNAUDITED) - May 31, 1997

Stocks - 94.3%
--------------------------------------------------------------------------------
Issuer                                                  Shares            Value
--------------------------------------------------------------------------------
U.S. Stocks - 91.2%
  Aerospace - 0.3%
    Gulfstream Aerospace Corp.*                        125,000   $    3,671,875
-------------------------------------------------------------------------------
  Banks and Credit Companies - 2.0%
    Chase Manhattan Corp.                               75,000   $    7,087,500
    Citicorp                                            85,000        9,721,875
    Norwest Corp.                                      250,000       13,375,000
                                                                 --------------
                                                                 $   30,184,375
-------------------------------------------------------------------------------
  Building - 0.3%
    Newport News Shipbuilding, Inc.                    250,000   $    4,156,250
-------------------------------------------------------------------------------
  Business Machines - 2.0%
    Affiliated Computer Services, Inc.*                145,000   $    3,842,500
    Sun Microsystems, Inc.*                            825,000       26,606,250
                                                                 --------------
                                                                 $   30,448,750
-------------------------------------------------------------------------------
  Business Services - 4.5%
    AccuStaff, Inc.*                                   228,700   $    5,488,800
    ADT Ltd.*                                          710,000       20,678,750
    Canon, Inc.                                         30,000        3,806,250
    Computer Sciences Corp.*                           165,000       12,766,875
    CUC International, Inc.*                           408,700        9,400,100
    DST Systems, Inc.*                                 115,000        3,536,250
    Ikon Office Solutions, Inc.                         25,000          725,000
    Interim Services, Inc.*                            180,000        7,020,000
    Sabre Group Holding, Inc.*                         150,000        4,181,250
                                                                 --------------
                                                                 $   67,603,275
-------------------------------------------------------------------------------
  Cellular Telephones - 0.5%
    AirTouch Communications, Inc.*                     100,000   $    2,787,500
    Telephone & Data Systems, Inc.                     125,000        4,851,563
                                                                 --------------
                                                                 $    7,639,063
-------------------------------------------------------------------------------
  Computer Software - Personal Computers - 8.5%
    First Data Corp.                                   360,000   $   14,400,000
    Microsoft Corp.*                                   900,000      111,600,000
                                                                 --------------
                                                                 $  126,000,000
-------------------------------------------------------------------------------
  Computer Software - Systems - 14.6%
    Adobe Systems, Inc.                                  9,400   $      419,475
    BMC Software, Inc.*                                528,500       28,605,062
    Cadence Design Systems, Inc.*                      905,000       30,091,250
    Computer Associates International, Inc.          1,195,000       65,426,250
    Compuware Corp.*                                   220,000       10,202,500
    Oracle Systems Corp.*                            1,380,000       64,342,500
    Sybase, Inc.*                                      470,000        7,490,625
    Synopsys, Inc.*                                    135,000        5,045,625
    USCS International, Inc.*                          250,000        5,718,750
    Xionics Document Technologies*                      50,000          693,750
                                                                 --------------
                                                                 $  218,035,787
-------------------------------------------------------------------------------
  Consumer Goods and Services - 1.6%
    Hertz Corp., "A"*                                   14,100   $      482,925
    Service Corp. International                         45,000        1,586,250
    Tyco International Ltd.                            350,000       22,225,000
                                                                 --------------
                                                                 $   24,294,175
-------------------------------------------------------------------------------
  Containers - 0.1%
    Corning, Inc.                                       35,000   $    1,763,125
-------------------------------------------------------------------------------
  Electrical Equipment - 0.9%
    General Electric Co.                               155,000   $    9,358,125
    Westinghouse Electric Corp.                        200,001        4,050,020
                                                                 --------------
                                                                 $   13,408,145
-------------------------------------------------------------------------------
  Electronics - 2.5%
    Atmel Corp.*                                       150,000   $    4,312,500
    Intel Corp.                                        160,000       24,240,000
    Sony Corp.                                         105,000        8,951,250
                                                                 --------------
                                                                 $   37,503,750
-------------------------------------------------------------------------------
  Entertainment - 7.8%
    American Radio Systems Corp., "A"*                 100,000   $    3,725,000
    Argyle Television, Inc.*                           100,000        2,337,500
    Clear Channel Communications, Inc.*                545,000       28,816,875
    Cox Radio, Inc.*                                   175,000        3,915,625
    Disney (Walt) Co.                                   25,000        2,046,875
    Harrah's Entertainment, Inc.*                    1,300,000       24,212,500
    Jacor Communications, Inc., "A"*                   250,000        8,625,000
    LIN Television Corp.*                              446,600       19,371,275
    Mirage Resorts, Inc.*                              250,000        5,968,750
    Time Warner, Inc.                                  237,500       11,043,750
    Univision Communications, Inc.,"A"*                150,000        5,400,000
                                                                 --------------
                                                                 $  115,463,150
-------------------------------------------------------------------------------
  Financial Institutions - 10.0%
    American Express Co.                               300,000   $   20,850,000
    AmeriTrade Holding Corp.*                           15,000          210,000
    Associates First Capital Corp.                     400,000       18,900,000
    BA Merchants Services, Inc.*                        75,000        1,228,125
    Federal National Mortgage Association              300,000       13,087,500
    Franklin Resources, Inc.                         1,300,000       84,175,000
    Merrill Lynch & Co., Inc.                           70,000        7,420,000
    State Street Corp.*                                 50,000        2,231,250
                                                                 --------------
                                                                 $  148,101,875
-------------------------------------------------------------------------------
  Food and Beverage Products - 0.8%
    PepsiCo, Inc.                                      325,000   $   11,943,750
-------------------------------------------------------------------------------
  Forest and Paper Products - 0.3%
    Kimberly-Clark Corp.                               100,000   $    5,012,500
-------------------------------------------------------------------------------
  Insurance - 1.4%
    Equitable of Iowa Cos.                             305,000   $   16,889,375
    Hartford Financial Services Group                   50,000        3,900,000
    Hartford Life, Inc.*                                13,600          455,600
                                                                 --------------
                                                                 $   21,244,975
-------------------------------------------------------------------------------
  Medical and Health Products - 2.9%
    Bristol-Myers Squibb Co.                           260,000   $   19,077,500
    Johnson & Johnson                                  140,000        8,382,500
    Pfizer, Inc.                                        35,000        3,600,625
    Schering Plough Corp.                              135,000       12,251,250
                                                                 --------------
                                                                 $   43,311,875
-------------------------------------------------------------------------------
  Medical and Health Technology and Services - 4.6%
    Cardinal Health, Inc.                               50,000   $    2,912,500
    Columbia/HCA Healthcare Corp.                      250,000        9,156,250
    Genesis Health Ventures, Inc.*                     140,000        4,602,500
    Health Management Associates, Inc., "A"*           100,000        2,925,000
    HealthSouth Corp.*                                 325,000        7,434,375
    Medtronic Inc.                                      35,000        2,590,000
    Pacificare Health Systems, Inc., "B"*               65,000        5,151,250
    St. Jude Medical, Inc.*                             95,000        3,218,125
    United Healthcare Corp.                            375,000       21,187,500
    Vivra, Inc.*                                       250,000        8,843,750
                                                                 --------------
                                                                 $   68,021,250
-------------------------------------------------------------------------------
  Pollution Control - 0.7%
    USA Waste Services, Inc.*                          115,000   $    4,168,750
    Waste Management, Inc.*                            200,000        6,350,000
                                                                 --------------
                                                                 $   10,518,750
-------------------------------------------------------------------------------
  Printing and Publishing - 2.3%
    Gannett Co., Inc.                                  270,000   $   24,975,000
    Journal Register Co.*                               70,000        1,058,750
    Tribune Co.                                        200,000        8,650,000
                                                                 --------------
                                                                 $   34,683,750
-------------------------------------------------------------------------------
  Restaurants and Lodging - 4.8%
    HFS, Inc.*                                         500,000   $   26,937,500
    Hilton Hotels Corp.                                380,000       10,735,000
    Marriot International, Inc.                        135,000        7,796,250
    Outback Steakhouse, Inc.*                           30,000          697,500
    Promus Hotel Corp.*                                696,600       25,164,675
                                                                 --------------
                                                                 $   71,330,925
-------------------------------------------------------------------------------
  Stores - 8.4%
    AutoZone, Inc.*                                    140,000   $    3,272,500
    CVS Corp.                                          625,000       29,921,875
    General Nutrition Cos., Inc.*                      185,000        4,301,250
    Gymboree Corp.*                                     55,000        1,375,000
    Home Depot, Inc.                                   460,000   $   28,980,000
    Micro Warehouse, Inc.*                             215,000        3,708,750
    Office Depot, Inc.*                              1,250,000       21,562,500
    PetSmart, Inc.*                                     60,400          739,900
    Rite Aid Corp.                                     650,000       30,225,000
    Sunglass Hut International, Inc.*                   50,000          339,063
                                                                 --------------
                                                                 $  124,425,838
-------------------------------------------------------------------------------
  Supermarkets - 0.8%
    Safeway, Inc.*                                     250,000   $   11,250,000
-------------------------------------------------------------------------------
  Telecommunications - 5.6%
    Aspect Telecommunications Corp.*                    27,500   $      618,750
    Cabletron Systems, Inc.*                           320,000       14,080,000
    Cellular Communications International*             115,000        3,061,875
    Cisco Systems, Inc.*                               450,000       30,487,500
    Lucent Technologies, Inc.                          555,000       35,311,875
                                                                 --------------
                                                                 $   83,560,000
-------------------------------------------------------------------------------
  Utilities - Telephone - 3.0%
    MCI Communications Corp.                           875,000   $   33,578,125
    Sprint Corp.                                       225,000       10,996,875
                                                                 --------------
                                                                 $   44,575,000
-------------------------------------------------------------------------------
Total U.S. Stocks                                                $1,358,152,208
-------------------------------------------------------------------------------
Foreign Stocks - 3.1%
  Canada - 0.2%
    Loewen Group, Inc. (Business Services)              70,000   $    2,310,000
-------------------------------------------------------------------------------
  Germany - 0.4%
    Sap AG (Computer Software - Systems)                12,500   $    2,233,949
    Sap Aktiengesellschaft, ADR
      (Computer Software - Systems)                     50,000        3,012,500
                                                                 --------------
                                                                 $    5,246,449
-------------------------------------------------------------------------------
  Japan - 1.7%
    Canon, Inc. (Consumer Goods)                       368,000   $    9,338,495
    Sony Corp. (Electronics)                           150,000       12,658,065
    TDK Corp. (Special Products and Services)           50,000        3,845,161
                                                                 --------------
                                                                 $   25,841,721
-------------------------------------------------------------------------------
  Switzerland - 0.5%
    Novartis AG (Pharmaceuticals)                        6,000   $    8,155,752
-------------------------------------------------------------------------------
  United Kingdom - 0.3%
    Danka Business Systems, ADR (Business Services)    125,000   $    5,015,625
-------------------------------------------------------------------------------
Total Foreign Stocks                                             $   46,569,547
-------------------------------------------------------------------------------
Total Stocks (Identified Cost, $1,040,947,309)                   $1,404,721,755
-------------------------------------------------------------------------------

Convertible Preferred Stock - 0.4%
-------------------------------------------------------------------------------
  Entertainment
    American Radio Systems Corp., 7s##*
      (Identified Cost $4,966,400)                     100,000   $    5,400,000
-------------------------------------------------------------------------------
                                              Principal Amount
Short-Term Obligations - 4.1%                     (000 Omitted)
-------------------------------------------------------------------------------
    Carolina Power & Light Co., due 06/23/97          $  6,000   $    5,979,870
    Federal Farm Credit Bank, due 06/04/97               5,225        5,222,653
    Federal Home Loan Mortgage Corp., due 06/09/97       8,000        7,990,355
    Federal Home Loan Mortgage Corp., due 06/20/97         585          583,373
    Federal National Mortgage Assn., due 06/03/97        6,000        5,998,188
    Federal National Mortgage Assn., due 06/19/97       11,545       11,513,425
    Federal National Mortgage Assn., due 06/25/97        6,500        6,476,687
    Federal National Mortgage Assn., due 06/27/97        5,000        4,980,572
    General Electric Capital Corp., due 06/02/97         7,975        7,973,759
    General Electric Capital Corp., due 06/13/97         4,575        4,566,613
-------------------------------------------------------------------------------
Total Short-Term Obligations, at Amortized Cost                  $   61,285,495
-------------------------------------------------------------------------------
Total Investments (Identified Cost, $1,107,199,204)              $1,471,407,250
Other Assets, Less Liabilities - 1.2%                                17,164,032
-------------------------------------------------------------------------------
Net Assets - 100.0%                                              $1,488,571,282
-------------------------------------------------------------------------------
 * Non-income producing security.
## SEC Rule 144A restriction.

See notes to financial statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities (Unaudited)
-------------------------------------------------------------------------------
May 31, 1997
-------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $1,107,199,204)       $1,471,407,250
  Cash                                                                  69,454
  Receivable for investments sold                                   30,305,588
  Receivable for Fund shares sold                                    6,032,926
  Dividends and interest receivable                                    448,242
  Other assets                                                          11,137
                                                                --------------
      Total assets                                              $1,508,274,597
                                                                --------------
Liabilities:
  Payable for investments purchased                             $   18,077,379
  Payable for Fund shares reacquired                                   844,767
  Payable to affiliates -
    Management fee                                                      22,795
    Administrative fee                                                   1,156
    Shareholder servicing agent fee                                     10,550
    Distribution and service fee                                       502,450
  Accrued expenses and other liabilities                               244,218
                                                                --------------
      Total liabilities                                         $   19,703,315
                                                                --------------
Net assets                                                      $1,488,571,282
                                                                ==============
Net assets consist of:
  Paid-in capital                                               $  963,869,657
  Unrealized appreciation on investments and translation
    of assets and liabilities in foreign currencies                364,211,373
  Accumulated undistributed net realized gain on
    investments and foreign currency transactions                  160,702,110
  Accumulated net investment loss                                     (211,858)
                                                                --------------
      Total                                                     $1,488,571,282
                                                                ==============
Shares of beneficial interest outstanding                         124,537,950
                                                                  ===========
Class A shares:
  Net asset value per share
    (net assets of $1,435,713,214 / 120,019,827 shares
    of beneficial interest outstanding)                             $11.97
                                                                    ======
  Offering price per share (100 / 94.25)                            $12.70
                                                                    ======
Class B shares:
  Net asset value and offering price per share
    (net assets $43,186,387 / 3,710,756 shares
    of beneficial interest outstanding)                             $11.64
                                                                    ======
Class I shares:
  Net asset value, offering price and redemption price
     per share (net assets $9,671,681 / 807,367 shares
     of beneficial interest outstanding)                            $11.98
                                                                    ======

On sales of $50,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A and Class B shares.

See notes to financial statements

Statement of Operations (Unaudited)
------------------------------------------------------------------------------
Six Months Ended May 31, 1997
------------------------------------------------------------------------------
Net investment income:
  Income -
    Dividends                                                     $  3,047,987
    Interest                                                         1,650,970
                                                                  ------------
      Total investment income                                     $  4,698,957
                                                                  ------------

  Expenses -
    Management fee                                                $  1,954,267
    Trustees' compensation                                              34,856
    Shareholder servicing agent fee                                    733,395
    Shareholder servicing agent fee (Class A)                          138,021
    Shareholder servicing agent fee (Class B)                            4,689
    Distribution and service fee (Class A)                           1,453,815
    Distribution and service fee (Class B)                             156,521
    Administrative fee                                                  50,049
    Custodian fee                                                      208,391
    Postage                                                             62,766
    Auditing fees                                                       16,761
    Printing                                                             7,559
    Legal fees                                                           6,301
    Miscellaneous                                                      197,909
                                                                  ------------
      Total expenses                                              $  5,025,300
    Fees paid indirectly                                              (192,502)
                                                                  ------------
      Net expenses                                                $  4,832,798
                                                                  ------------
        Net investment loss                                       $   (133,841)
                                                                  ------------
Realized and unrealized gain (loss) on investments:
  Realized gain (loss) (identified cost basis) -
    Investment transactions                                       $164,613,861
    Foreign currency transactions                                      (11,231)
                                                                  ------------
      Net realized gain on investments and foreign currency
       transactions                                               $164,602,630
                                                                  ------------

  Change in unrealized depreciation -
    Investments                                                   $ 45,277,164
    Translation of assets and liabilities in foreign
      currencies                                                         3,327
                                                                  ------------
      Net unrealized gain on investments                          $ 45,280,491
                                                                  ------------
        Net realized and unrealized gain on investments
          and foreign currency                                    $209,883,121
                                                                  ------------
          Increase in net assets from operations                  $209,749,280
                                                                  ============
See notes to financial statements

Statement of Changes in Net Assets

---------------------------------------------------------------------------------------------------
                                                        Six Months Ended
                                                            May 31, 1997              Year Ended
                                                             (Unaudited)       November 30, 1996
-------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment loss                                     $     (133,841)         $     (760,467)
  Net realized gain on investments and foreign
    currency transactions                                    164,602,630             313,038,586
  Net unrealized gain (loss) on investments and
    foreign currency translation                              45,280,491             (46,507,951)
                                                          --------------          --------------
    Increase in net assets from operations                $  209,749,280          $  265,770,168
                                                          --------------          --------------

Distributions declared to shareholders -
  From net realized gain on investments and
    foreign currency transactions (Class A)               $ (309,700,403)         $ (151,666,814)
  From net realized gain on investments and
    foreign currency transactions (Class B)                   (5,913,744)             (1,895,891)
                                                          --------------          --------------
      Total distributions declared to shareholders        $ (315,614,147)         $ (153,562,705)
                                                          --------------          --------------

Fund share (principal) transactions -
  Net proceeds from sale of shares                        $  362,840,916          $  141,518,246
  Net asset value of shares issued to shareholders
    in reinvestment of distributions                         249,205,819             122,007,526
  Cost of shares reacquired                                 (383,847,464)           (204,316,519)
                                                          --------------          --------------
    Increase in net assets from Fund share
      transactions                                        $  228,199,271          $   59,209,253
                                                          --------------          --------------
      Total increase in net assets                        $  122,334,404          $  171,416,716
Net assets:
  At beginning of period                                   1,366,236,878           1,194,820,162
                                                          --------------          --------------

  At end of period (including accumulated net
    investment loss of $211,858 and $78,017,
    respectively)                                         $1,488,571,282          $1,366,236,878
                                                          ==============          ==============

See notes to financial statements

Financial Highlights

-------------------------------------------------------------------------------------------------------------------------------
                                   Six Months Ended                              Year Ended November 30,
                                       May 31, 1997       ---------------------------------------------------------------------
                                        (Unaudited)            1996           1995           1994           1993           1992
-------------------------------------------------------------------------------------------------------------------------------
                                            Class A
-------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period        $13.44          $12.51         $10.48         $12.97         $12.15         $10.87
                                             ------          ------         ------         ------         ------         ------
Income from investment operations# -
  Net investment loss                        $  --           $(0.01)        $(0.01)        $(0.01)        $(0.01)        $(0.03)
  Net realized and unrealized gain
    (loss) on investments and foreign
    currency transactions                      1.63            2.55           3.12          (0.49)          1.55           2.07
                                             ------          ------         ------         ------         ------         ------
      Total from investment operations       $ 1.63          $ 2.54         $ 3.11         $(0.50)        $ 1.54         $ 2.04
                                             ------          ------         ------         ------         ------         ------
Less distributions declared to shareholders -
  From net realized gain on investments
    and foreign currency transactions        $(3.10)         $(1.61)        $(1.08)        $(1.99)        $(0.72)        $(0.76)
                                             ------          ------         ------         ------         ------         ------
Net asset value - end of period              $11.97          $13.44         $12.51         $10.48         $12.97         $12.15
                                             ======          ======         ======         ======         ======         ======
Total return(+)                              16.53%++        23.87%         32.91%        (5.00)%         13.43%         19.35%
Ratios (to average net assets)/
  Supplemental data:
  Expenses##                                  0.73%+          0.72%          0.73%          0.72%          0.71%          0.67%
  Net investment loss                       (0.07)%+        (0.05)%        (0.08)%        (0.06)%        (0.19)%        (0.24)%
Portfolio turnover                              57%            107%            46%            56%            52%            16%
Average commission rate###                  $0.0610         $0.0611         $ --           $ --           $ --           $ --
Net assets at end of period (000,000
  omitted)                                   $1,436          $1,341         $1,180         $  977         $1,132         $1,070

  + Annualized.
 ++ Not annualized.
  # Per share data for the periods subsequent to November 30, 1992, is based on average shares outstanding.
 ## For the fiscal years ended after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
### Average commission rate is calculated for funds with fiscal years beginning on or after September 1, 1995.
(+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

See notes to financial statements

-----------------------------------------------------------------------------------------------------------------------------
 Year Ended November 30,                                1991                1990           1989           1988           1987
-----------------------------------------------------------------------------------------------------------------------------
                                                     Class A
-----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                 $ 8.48              $10.70         $ 8.39         $ 9.05         $ 9.69
                                                      ------              ------         ------         ------         ------
Income from investment operations -
  Net investment income                               $ 0.01              $ 0.05         $ 0.09         $ 0.12         $ 0.18
  Net realized and unrealized gain (loss) on
    investments and foreign currency
    transactions                                        2.93               (1.02)          3.14           0.64          (0.68)
                                                      ------              ------         ------         ------         ------
      Total from investment operations                $ 2.94              $(0.97)        $ 3.23         $ 0.76         $(0.50)
                                                      ------              ------         ------         ------         ------
Less distributions declared to shareholders -
  From net investment income                          $(0.03)             $(0.05)        $(0.08)        $(0.15)        $(0.14)
  From net realized gain on investments and
    foreign currency transactions                      (0.52)              (1.20)         (0.84)         (1.27)          --
                                                      ------              ------         ------         ------         ------
      Total distributions declared to
        shareholders                                  $(0.55)             $(1.25)        $(0.92)        $(1.42)        $(0.14)
                                                      ------              ------         ------         ------         ------
Net asset value - end of period                       $10.87              $ 8.48         $10.70         $ 8.39         $ 9.05
                                                      ======              ======         ======         ======         ======
Total return(+)                                       36.56%            (10.27)%         42.14%          8.21%        (5.57)%
Ratios (to average net assets)/Supplemental data:
  Expenses                                             0.63%               0.53%          0.54%          0.58%          0.50%
  Net investment income                                0.14%               0.55%          0.91%          1.27%          1.60%
Portfolio turnover                                       39%                 44%            32%            75%            66%
Net assets at end of period (000,000 omitted)         $  950              $  749         $  907         $  735         $  774

(+) Total returns for Class A shares do not include the applicable sales charge
    (except for reinvested dividends prior to March 1, 1991). If the charge had been included, the results would have been lower.

See notes to financial statements

-----------------------------------------------------------------------------------------------------------------------------
                                              Six Months Ended                        Year Ended November 30,
                                                  May 31, 1997        -------------------------------------------------------
                                                   (Unaudited)              1996           1995           1994          1993*
-----------------------------------------------------------------------------------------------------------------------------
                                                       Class B
-----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                   $13.12            $12.26         $10.35         $12.93         $12.91
                                                        ------            ------         ------         ------         ------
Income from investment operations# -
  Net investment loss                                   $(0.04)           $(0.11)        $(0.11)        $(0.09)        $(0.01)
  Net realized and unrealized gain (loss) on
    investments and foreign currency transactions         1.57              2.51           3.10          (0.50)          0.03
                                                        ------            ------         ------         ------         ------
      Total from investment operations                  $ 1.53            $ 2.40         $ 2.99         $(0.59)        $ 0.02
                                                        ------            ------         ------         ------         ------
Less distributions declared to shareholders -
  From net realized gain on investments and
    foreign currency transactions                       $(3.01)           $(1.54)        $(1.08)        $(1.99)        $ --
                                                        ------            ------         ------         ------         ------
Net asset value - end of period                         $11.64            $13.12         $12.26         $10.35         $12.93
                                                        ======            ======         ======         ======         ======
Total return                                            15.97%++          22.87%         32.09%        (5.82)%          0.70%+
Ratios (to average net assets)/Supplemental data:
  Expenses##                                             1.53%+            1.61%          1.63%          1.60%          1.49%+
  Net investment loss                                  (0.81)%+          (0.94)%        (0.98)%        (0.87)%        (0.99)%+
Portfolio turnover                                         57%              107%            46%            56%            52%
Average commission rate###                             $0.0610           $0.0611         $  --          $  --          $  --
Net assets at end of period (000,000 omitted)           $   43            $   25         $   14         $    9         $    2

  * For the period from the commencement of offering of Class B shares, September 7, 1993, through November 30, 1993.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## For the years ended after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
### Average commission rate is calculated for funds with fiscal years beginning on or after September 1, 1995.

See notes to financial statements

-------------------------------------------------------------------------------
                                                                 Period Ended
                                                                 May 31, 1997*
                                                                   (Unaudited)
--------------------------------------------------------------------------------
                                                                       Class I
--------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                                  $ 9.86
                                                                       ------
Income from investment operations# -
  Net investment income                                                $ 0.01
  Net realized and unrealized gain on investments and foreign
    currency transactions                                                2.11
                                                                       ------
      Total from investment operations                                 $ 2.12
                                                                       ------
Net asset value - end of period                                        $11.98
                                                                       ======
Total return                                                           21.50%++
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                            0.51%+
  Net investment income                                                 0.19%+
Portfolio turnover                                                        57%
Average commission rate###                                            $0.0610
Net assets at end of period (000,000 omitted)                             $10

  * For the period from the commencement of offering of Class I shares, January 2, 1997, through May 31, 1997.
  + Annualized.
 ++ Not annualized.
  # Per share data for the periods subsequent to November 30, 1992, is based on average shares outstanding.
 ## The Fund's expenses are calculated without reduction for fees paid indirectly.
### Average commission rate is calculated for funds with fiscal years beginning on or after September 1, 1995.

 See notes to financial statements

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

(1) Business and Organization
Massachusetts Investors Growth Stock Fund (the Fund) is a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are valued at last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are valued at last quoted bid prices. Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and original issue discount are amortized or accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividend income is recorded on the ex-dividend date for dividends received in cash. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

Fees Paid Indirectly - The Fund's custodian bank calculates its fee based on the Fund's average daily net assets. The fee is reduced according to a fee arrangement, which provides for custody fees to be reduced based on a formula developed to measure the value of cash deposited with the custodian by the Fund. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The Fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided. The Fund files a tax return annually using tax accounting methods required under provisions of the Code which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported on these financial statements may differ from that reported on the Fund's tax return and, consequently, the character of distributions to shareholders reported in the financial highlights may differ from that reported to shareholders on Form 1099-DIV.

Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or accumulated net realized gains.

Multiple Classes of Shares of Beneficial Interest - The Fund offers Class A, Class B, and Class I shares. The three classes of shares differ in their respective distribution and service fees. All shareholders bear the common expenses of the Fund pro rata based on average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

(3) Transactions with Affiliates
Investment Adviser - The Fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual effective rate of 0.29% of average daily net assets.

Administrator - Effective March 1, 1997, the Fund has an administrative services agreement with MFS to provide the Fund with certain financial, legal, compliance, shareholder communications, and other administrative services. As a partial reimbursement for the cost of providing these services, the Fund pays MFS an administrative fee up to 0.015% per annum of the Fund's average daily net assets, provided that the administrative fee is not assessed on Fund assets that exceed $3 billion.

The Fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Fund, all of whom receive remuneration for their services to the Fund from MFS. Certain of the officers and Trustees of the Fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). The Fund has an unfunded defined benefit plan for all its independent Trustees and Mr. Bailey. Included in Trustees' compensation is a net periodic pension expense of $10,756 for the period ended May 31, 1997.

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $49,024 for the period ended May 31, 1997, as its portion of the sales charge on sales of Class A shares of the Fund.

The Trustees have adopted a distribution plan for Class A and Class B shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The Fund's distribution plan provides that the Fund will pay MFD up to 0.35% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the Fund related to the distribution and servicing of its shares. These expenses include a service fee to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum (assets attributable to Class A shares sold prior to March 1, 1991, are subject to a service fee of 0.15% per annum) of the Fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer, a distribution fee to MFD of up to 0.10% per annum of the Fund's average daily net assets attributable to Class A shares, commissions to dealers, and payments to MFD wholesalers for sales at or above a certain dollar level, and other such distribution-related expenses that are approved by the Fund. MFD retains the service fee for accounts not attributable to a securities dealer which amounted to $414,647 for the period ended May 31, 1997. Payment of the 10% per annum Class A distribution fee will commence on such date as the Trustees of the Fund may determine. Fees incurred under the distribution plan during the period ended May 31, 1997, were 0.22% of average daily net assets attributable to Class A shares on an annualized basis.

The Fund's distribution plan provides that the Fund will pay MFD a distribution fee of 0.75% per annum, and a service fee of up to 0.25% per annum, of the Fund's average daily net assets attributable to Class B shares. MFD will pay to securities dealers that enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B shares. The service fee is intended to be additional consideration for services rendered by the dealer with respect to Class B shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $2,331 for Class B shares for the period ended May 31, 1997. Fees incurred under the distribution plan during the period ended May 31, 1997, were 1.00% of average daily net assets attributable to Class B shares on an annualized basis.

Purchases over $1 million of Class A shares and certain purchases by retirement plans are subject to a contingent deferred sales charge in the event of a shareholder redemption within twelve months following such purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the period ended May 31, 1997, were $13,752 and $11,696 for Class A and Class B shares, respectively.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the Fund's average daily net assets at an effective annual rate of 0.13%. Prior to January 1, 1997, the fee was calculated as a percentage of the average daily net assets of each class of shares at an effective annual rate of up to 0.15% and up to 0.22% attributable to Class A and Class B shares, respectively.

(4) Portfolio Securities
Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations aggregated $733,691,744 and $789,640,012, respectively.

The cost and unrealized appreciation or depreciation in value of the investments owned by the Fund, as computed on a federal income tax basis, are as follows:

    Aggregate cost                                             $1,107,199,204
                                                               ==============
    Gross unrealized appreciation                              $  382,784,300
    Gross unrealized depreciation                                 (18,576,254)
                                                               --------------
        Net unrealized appreciation                            $  364,208,046
                                                               ==============

(5) Shares of Beneficial Interest

The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

Class A Shares
                                        Six Months Ended May 31, 1997         Year Ended November 30, 1996
                                       ------------------------------  -----------------------------------
                                           Shares             Amount             Shares             Amount
----------------------------------------------------------------------------------------------------------
Shares sold                            29,501,130       $321,339,965         9,833,859       $117,167,335
Shares issued to shareholders in
 reinvestment of distributions         24,273,277        243,704,117        11,391,727        120,223,809
Shares transferred to Class I            (729,102)        (7,188,941)           --                 --
Shares reacquired                     (32,807,697)      (356,876,397)      (15,793,634)      (186,665,355)
                                       ----------       ------------       -----------       ------------
  Net increase                         20,237,608       $200,978,744         5,431,952       $ 50,725,789
                                       ==========       ============       ===========       ============
Class B Shares
                                        Six Months Ended May 31, 1997         Year Ended November 30, 1996
                                       ------------------------------  -----------------------------------
                                           Shares             Amount             Shares             Amount
----------------------------------------------------------------------------------------------------------
Shares sold                             3,724,119       $ 40,475,983         2,089,754       $ 24,350,911
Shares issued to shareholders in
 reinvestment of distributions            561,395          5,501,702           171,965          1,783,717
Shares reacquired                      (2,486,962)       (26,796,880)       (1,530,126)       (17,651,164)
                                       ----------       ------------       -----------       ------------
  Net increase                          1,798,552       $ 19,180,805           731,593       $  8,483,464
                                       ==========       ============       ===========       ============
Class I Shares
                                         Six Months Ended May 31, 1997
                                         -----------------------------
                                           Shares             Amount
----------------------------------------------------------------------
Shares sold                                94,511       $  1,024,968
Shares transferred from Class A           729,102          7,188,941
Shares reacquired                         (16,246)          (174,187)
                                       ----------       ------------
  Net increase                            807,367       $  8,039,722
                                       ==========       ============

(6) Line of Credit
The Fund and other affiliated funds participate in a $400 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made to temporarily finance the repurchase of Fund shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the Fund for the period ended May 31, 1997, was $4,780.

                    --------------------------------------
This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

MASSACHUSETTS INVESTORS GROWTH STOCK FUND

Trustees
A. Keith Brodkin* - Chairman and        Investor Information
President                               For MFS stock and bond market
                                        outlooks, call toll free:
Richard B. Bailey* - Private Investor;  1-800-637-4458 anytime from a
Former Chairman and Director (until     touch-tone telephone.
1991), Massachusetts Financial
Services Company; Director, Cambridge   For information on MFS mutual funds,
Bancorp; Director, Cambridge Trust      call your financial adviser or, for an
Company                                 information kit, call toll free:
                                        1-800-637-2929 any business day from 9
Peter G. Harwood - Private Investor     a.m. to 5 p.m. Eastern time (or leave
                                        a message anytime).
J. Atwood Ives - Chairman and Chief
Executive Officer, Eastern Enterprises  Investor Service
                                        MFS Service Center, Inc.
Lawrence T. Perera - Partner, Hemenway  P.O. Box 2281
& Barnes                                Boston, MA 02107-9906

William J. Poorvu - Adjunct Professor,  For general information, call toll free
Harvard University Graduate School of   1-800-225-2606 any business day from
Business Administration                 8 a.m. to 8 p.m. Eastern time.

Charles W. Schmidt - Private Investor   For service to speech- or
                                        hearing-impaired, call toll free:
Arnold D. Scott* - Senior Executive     1-800-637-6576 any business day from 9
Vice President, Director and            a.m. to 5 p.m. Eastern time. (To use
Secretary, Massachusetts Financial      this service, your phone must be
Services Company                        equipped with a Telecommunications
                                        Device for the Deaf.)
Jeffrey L. Shames* - President and
Director, Massachusetts Financial       For share prices, account balances,
Services Company                        and exchanges, call toll free:
                                        1-800-MFS-TALK (1-800-637-8255)
Elaine R. Smith - Independent           anytime from a touch-tone telephone.
Consultant
                                        World Wide Web
David B. Stone - Chairman, North        www.mfs.com
American Management Corp. (investment
advisers)
                                        [DALBAR   For the third year in a row,
Investment Adviser                      LOGO]     MFS earned a #1 ranking in the
Massachusetts Financial Services              DALBAR, Inc. Broker/Dealer Survey,
Company                                 Main Office Operations Service Quality
500 Boylston Street                     Category. The firm achieved a 3.48
Boston, MA 02116-3741                   overall score on a scale of 1 to 4 in
                                        the 1996 survey. A total of 110 firms
Distributor                             responded, offering input on the
MFS Fund Distributors, Inc.             quality of service they received from
500 Boylston Street                     29 mutual fund companies nationwide.
Boston, MA 02116-3741                   The survey contained questions about
                                        service quality in 15 categories,
Portfolio Manager                       including "knowledge of phone service
Christian Felipe*                       contacts," "accuracy of transaction
                                        processing," and "overall ease of
Treasurer                               doing business with the firm."
W. Thomas London*

Assistant Treasurer
James O. Yost*

Secretary
Stephen E. Cavan*

Assistant Secretary
James R. Bordewick, Jr.*

Custodian
State Street Bank and Trust Company

*Affiliated with the Investment Adviser

                                                              -------------
Massachusetts           [DALBAR LOGO]                           Bulk Rate
Investors Growth                                               U.S. Postage
Stock Fund                                                       P a i d
                                                                   MFS
500 Boylston Street                                           -------------
Boston, MA 02116-3741


[LOGO] M F S(SM)
INVESTMENT MANAGEMENT
We invented the mutual fund(SM)


(C)1997 MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116-3741

                                                    MIG-3 7/97 56M  13/213/813

                                     PART C

ITEM 24.  FINANCIAL STATEMENTS AND EXHIBITS

          (A) FINANCIAL STATEMENTS INCLUDED IN PARTS A AND B:

              INCLUDED IN PART A OF THIS REGISTRATION STATEMENT:
               For the ten years ended November 30, 1996:
                Financial Highlights

               For the six-month period ended May 31, 1997:
                Financial Highlights (unaudited)


              INCLUDED IN PART B OF THIS REGISTRATION STATEMENT:
               At November 30, 1996:
                Portfolio of Investments*
                Statement of Assets and Liabilities*


               At May 31, 1997:
                Portfolio of Investments (unaudited)**
                Statement of Assets and Liabilities (unaudited)**


               For the two years ended November 30, 1996:
                Statement of Changes in Net Assets*

               For the six months ended May 31, 1997:
                Statement of Change in Net Assets (unaudited)**


               For the year ended November 30, 1996:
                Statement of Operations*


               For the six months ended May 31, 1997:
                Statement of Operations (unaudited)**


----------
 *Incorporated herein by reference to the Fund's Annual Report to Shareholders dated November 30, 1996, filed with the SEC via EDGAR on January 15, 1997.


**Incorporated herein by reference to the Fund's Semiannual Report to Shareholders, dated May 31, 1997, filed with the SEC on August 5, 1997.


          (B) EXHIBITS

              1(a) Amended & Restated Declaration of Trust, dated January 19,
                   1995. (1)

               (b) Amendment to Declaration of Trust, dated June 20, 1996. (7)

               (c) Amendment to Declaration of Trust, dated December 19, 1996.
                   (10).

               (d) Amendment to Declaration of Trust, dated October 29, 1997;
                   filed herewith.


              2    Amended & Restated By-Laws, dated December 21, 1994. (1)

              3    Not Applicable.


              4    Form of Share Certificate for Classes of Shares. (6)

              5    Investment Advisory Agreement, dated July 19, 1985. (5)

              6(a) Distribution Agreement, dated January 1, 1995. (1)


               (b) Dealer Agreement between MFS Fund Distributors, Inc. ("MFD"), and a dealer and the Mutual Fund Agreement between MFD and a bank or NASD affiliate, as amended April 11, 1997. (11)


              7 Retirement Plan for Non-Interested Person Trustees, dated January 1, 1991. (1)


              8(a) Custodian Agreement between the Trust and State Street
                   Bank and Trust Company, dated May 24, 1988. (5)

               (b) Amendment No. 1 to Custodian Agreement, dated May 24, 1988.
                   (5)

               (c) Amendment No. 2 to Custodian Agreement, dated September 20,
                   1989. (5)

               (d) Amendment No. 3 to Custodian Agreement, dated October 1,
                   1989. (5)

               (e) Amendment No. 4 to Custodian Agreement, dated December 28,
                   1990. (5)

               (f) Amendment No. 5 to Custodian Agreement, dated September 17,
                   1991. (5)

              9(a) Shareholder Servicing Agent Agreement, dated August 1,
                   1985. (5)

               (b) Amendment to Shareholder Servicing Agent Agreement, dated
                   January 1, 1997 to amend fee schedule. (10).

               (c) Exchange Privilege Agreement, dated July 30, 1997; filed herewith.

               (d) Loan Agreement by and among the Banks named therein, the MFS
                   Funds named therein, and The First National Bank of Boston, dated as of February 21, 1995.

               (e) Third Amendment dated February 14, 1997 to Loan Agreement dated February 21, 1995 By and Among the Banks named therein and The First National Bank of Boston. (12)

               (f) Dividend Disbursing Agency Agreement, dated February 1, 1986.
                   (2)

               (g) Master Administrative Services Agreement dated March 1, 1997.
                   (8)

             10 Consent and Opinion of Counsel, dated October 29, 1997; filed herewith.


             11    Consent of Deloitte & Touche LLP; filed herewith.

             12    Not Applicable.

             13    Not Applicable.

             14(a) Forms for Individual Retirement Account Disclosure
                   Statement as currently in effect. (4)

               (b) Forms for MFS 403(b) Custodial Account Agreement as currently in effect. (4)

               (c) Forms for MFS Prototype Paired Defined Contribution Plans and
                   Trust Agreement as currently in effect. (4)

             15(a) Master Distribution Plan pursuant to Rule 12b-1 under the
                   Investment Company Act of 1940, effective January 1, 1997.
                   (9)

               (b) Exhibits as revised October 15, 1997 to Master Distribution
                   Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 to replace those exhibits to the Master Distribution Plan contained in Exhibit 15(a) above; filed herewith.


             16 Schedule of Computation for Performance Quotations - Average Annual Total Return. (1)

             17 Financial Data Schedules on behalf of Massachusetts Investors Growth Stock Fund; filed herewith.


             18 Plan pursuant to Rule 18f-3(d) under the Investment Company Act of 1940. (6)


                   Power of Attorney, dated September 21, 1994. (1)

---------------------------
(1) Incorporated by reference to the Registrant's Post-Effective Amendment No. 59 filed with the SEC via EDGAR on March 30, 1995.

(2) Incorporated by reference to MFS Municipal Series Trust (File Nos. 2-92915 and 811-4096) Post-Effective Amendment No. 28 filed with the SEC via EDGAR on July 28, 1995.

(3) Incorporated by reference to Amendment No. 8 on Form N-2 for MFS Municipal Income Trust (File No. 811-4841) filed with the SEC via EDGAR on February 28, 1995.

(4) Incorporated by reference to MFS Series Trust IX (File Nos. 2-50409 and 811-2464) Post-Effective Amendment No. 32 filed with the SEC via EDGAR on August 28, 1995.

(5) Incorporated by reference to the Registrant's Post-Effective Amendment No. 60 filed with the SEC via EDGAR on October 26, 1995.

(6) Incorporated by reference to MFS Series Trust I (File Nos. 33-7638 and 811-4777) Post-Effective Amendment No. 25 filed with the SEC via EDGAR on August 27, 1996.

(7) Incorporated by reference to the Registrant's Post-Effective Amendment No. 62 filed with the SEC via EDGAR on August 29, 1996.

(8) Incorporated by reference to MFS/Sun Life Series Trust (File Nos. 2-83616 and 811-3732) Post-Effective Amendment No.19 filed with the SEC via EDGAR on March 18, 1997.

(9) Incorporated by reference to MFS Series Trust IV (File Nos. 2-54607 and 811-2594) Post-Effective Amendment No. 30 filed with the SEC via EDGAR on December 27, 1996.

(10) Incorporated by reference to the Registrant's Post-Effective Amendment No. 63 filed with the SEC via EDGAR on March 27, 1997.

(11) Incorporated by reference to MFS Series Trust III (File Nos. 2-60491 and 811-2794) Post-Effective Amendment No. 24 filed with the SEC via EDGAR on May 29, 1997.

(12) Incorporated by reference to MFS Series Trust I (File Nos. 33-7638 and 811-4777) Post-Effective Amendment No. 28 filed with the SEC via EDGAR on June 26, 1997.


ITEM 25.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

          Not applicable.

ITEM 26.  NUMBER OF HOLDERS OF SECURITIES

              (1)                                                (2)
          TITLE OF CLASS                            NUMBER OF RECORD HOLDERS


          Class A Shares of Beneficial Interest                     37,148
                 (without par value)                (as of October 17, 1997)

          Class B Shares of Beneficial Interest                      6,433
                 (without par value)                (as of October 17, 1997)

          Class C Shares of Beneficial Interest                          0
                 (without par value)                (as of October 17, 1997)

          Class I Shares of Beneficial Interest                          3
                 (without par value)                (as of October 17, 1997)


ITEM 27. INDEMNIFICATION

         Reference is hereby made to (a) Article V of Registrant's Declaration of Trust, incorporated by reference to Post-Effective Amendment No. 59, filed with the SEC on March 30, 1995 and (b) Section 9 of the Shareholder Servicing Agent Agreement, incorporated by reference to Post-Effective Amendment No. 60, filed with the SEC on October 26, 1995.

         The Trustees and officers of the Registrant and the personnel of the Registrant's investment adviser and principal underwriter are insured under an errors and omissions liability insurance policy. The Registrant and its officers are also insured under the fidelity bond required by Rule 17g-1 under the Investment Company Act of 1940, as amended.

ITEM 28. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER


                  MFS serves as investment adviser to the following open-end Funds comprising the MFS Family of Funds: Massachusetts Investors Trust, Massachusetts Investors Growth Stock Fund, MFS Growth Opportunities Fund, MFS Government Securities Fund, MFS Government Limited Maturity Fund, MFS Series Trust I (which has thirteen series: MFS Managed Sectors Fund, MFS Cash Reserve Fund, MFS World Asset Allocation Fund, MFS Aggressive Growth Fund, MFS Research Growth and Income Fund, MFS Core Growth Fund, MFS Equity Income Fund, MFS Special Opportunities Fund, MFS Convertible Securities Fund, MFS Blue Chip Fund, MFS New Discovery Fund, MFS Science and Technology Fund and MFS Research International Fund), MFS Series Trust II (which has four series: MFS Emerging Growth Fund, MFS Capital Growth Fund, MFS Intermediate Income Fund and MFS Gold & Natural Resources Fund), MFS Series Trust III (which has two series: MFS High Income Fund and MFS Municipal High Income Fund), MFS Series Trust IV (which has four series: MFS Money Market Fund, MFS Government Money Market Fund, MFS Municipal Bond Fund and MFS OTC Fund), MFS Series Trust V (which has two series:
MFS Total Return Fund and MFS Research Fund), MFS Series Trust VI (which has three series: MFS World Total Return Fund, MFS Utilities Fund and MFS World Equity Fund), MFS Series Trust VII (which has two series: MFS World Governments Fund and MFS Value Fund), MFS Series Trust VIII (which has two series: MFS Strategic Income Fund and MFS World Growth Fund), MFS Series Trust IX (which has three series: MFS Bond Fund, MFS Limited Maturity Fund and MFS Municipal Limited Maturity Fund), MFS Series Trust X (which has four series: MFS Government Mortgage Fund, MFS/Foreign & Colonial Emerging Markets Equity Fund, MFS/Foreign & Colonial International Growth Fund and MFS/Foreign & Colonial International Growth and Income Fund), and MFS Municipal Series Trust (which has 16 series:
MFS Alabama Municipal Bond Fund, MFS Arkansas Municipal Bond Fund, MFS California Municipal Bond Fund, MFS Florida Municipal Bond Fund, MFS Georgia Municipal Bond Fund, MFS Maryland Municipal Bond Fund, MFS Massachusetts Municipal Bond Fund, MFS Mississippi Municipal Bond Fund, MFS New York Municipal Bond Fund, MFS North Carolina Municipal Bond Fund, MFS Pennsylvania Municipal Bond Fund, MFS South Carolina Municipal Bond Fund, MFS Tennessee Municipal Bond Fund, MFS Virginia Municipal Bond Fund, MFS West Virginia Municipal Bond Fund and MFS Municipal Income Fund) (the "MFS Funds"). The principal business address of each of the MFS Funds is 500 Boylston Street, Boston, Massachusetts 02116.

                  MFS also serves as investment adviser of the following no-load, open-end Funds: MFS Institutional Trust ("MFSIT") (which has seven series), MFS Variable Insurance Trust ("MVI") (which has twelve series) and MFS Union Standard Trust ("UST"). The principal business address of each of the aforementioned funds is 500 Boylston Street, Boston, Massachusetts 02116.

                  In addition, MFS serves as investment adviser to the following closed-end funds: MFS Municipal Income Trust, MFS Multimarket Income Trust, MFS Government Markets Income Trust, MFS Intermediate Income Trust, MFS Charter Income Trust and MFS Special Value Trust (the "MFS Closed-End Funds"). The principal business address of each of the MFS Closed-End Funds is 500 Boylston Street, Boston, Massachusetts 02116.

                  Lastly, MFS serves as investment adviser to MFS/Sun Life Series Trust ("MFS/SL"), Money Market Variable Account, High Yield Variable Account, Capital Appreciation Variable Account, Government Securities Variable Account, World Governments Variable Account, Total Return Variable Account and Managed Sectors Variable Account. The principal business address of each of the aforementioned funds is One Sun Life Executive Park, Wellesley Hills, Massachusetts 02181.

                  MFS International Ltd. ("MIL"), a limited liability company organized under the laws of Bermuda and a subsidiary of MFS, whose principal business address is Cedar House, 41 Cedar Avenue, Hamilton HM12 Bermuda, serves as investment adviser to and distributor for MFS American Funds (which has six portfolios: MFS American Funds-U.S. Equity Fund, MFS American Funds-U.S. Emerging Growth Fund, MFS American Funds-U.S. High Yield Bond Fund, MFS American Funds - U.S. Dollar Reserve Fund, MFS American Funds-Charter Income Fund and MFS American Funds-U.S. Research Fund) (the "MIL Funds"). The MIL Funds are organized in Luxembourg and qualify as an undertaking for collective investments in transferable securities (UCITS). The principal business address of the MIL Funds is 47, Boulevard Royal, L-2449 Luxembourg.

                  MIL also serves as investment adviser to and distributor for MFS Meridian U.S. Government Bond Fund, MFS Meridian Charter Income Fund, MFS Meridian Global Government Fund, MFS Meridian U.S. Emerging Growth Fund, MFS Meridian Global Equity Fund, MFS Meridian Limited Maturity Fund, MFS Meridian World Growth Fund, MFS Meridian Money Market Fund, MFS Meridian World Total Return Fund, MFS Meridian U.S. Equity Fund, MFS Meridian Research Fund, MFS Meridian U.S. High Yield Fund and MFS Emerging Markets Debt Fund (collectively the "MFS Meridian Funds"). Each of the MFS Meridian Funds is organized as an exempt company under the laws of the Cayman Islands. The principal business address of each of the MFS Meridian Funds is P.O. Box 309, Grand Cayman, Cayman Islands, British West Indies.

                  MFS International (U.K.) Ltd. ("MIL-UK"), a private limited company registered with the Registrar of Companies for England and Wales whose current address is 4 John Carpenter Street, London, England ED4Y 0NH, is involved primarily in marketing and investment research activities with respect to private clients and the MIL Funds and the MFS Meridian Funds.

                  MFS Fund Distributors, Inc. ("MFD"), a wholly owned subsidiary of MFS, serves as distributor for the MFS Funds, MVI, UST and MFSIT.

                  Clarendon Insurance Agency, Inc. ("CIAI"), a wholly owned subsidiary of MFS, serves as distributor for certain life insurance and annuity contracts issued by Sun Life Assurance Company of Canada (U.S.).

                  MFS Service Center, Inc. ("MFSC"), a wholly owned subsidiary of MFS, serves as shareholder servicing agent to the MFS Funds, the MFS Closed-End Funds, MFSIT, MVI and UST.

                  MFS Institutional Advisors, Inc. ("MFSI"), a wholly owned subsidiary of MFS, provides investment advice to substantial private clients.

                  MFS Retirement Services, Inc. ("RSI"), a wholly owned subsidiary of MFS, markets MFS products to retirement plans and provides administrative and record keeping services for retirement plans.

                  MFS

                  The Directors of MFS are A. Keith Brodkin, Jeffrey L. Shames, Arnold D. Scott, Donald A. Stewart and John D. McNeil. Mr. Brodkin is the Chairman, Mr. Shames is the President, Mr. Scott is a Senior Executive Vice President and Secretary, Bruce C. Avery, William S. Harris, William W. Scott, Jr., Patricia A. Zlotin, John W. Ballen, Thomas J. Cashman, Jr., Joseph W. Dello Russo and Kevin R. Parke are Executive Vice Presidents, Stephen E. Cavan is a Senior Vice President, General Counsel and an Assistant Secretary, Robert T. Burns is a Senior Vice President, Associate General Counsel and an Assistant Secretary of MFS, and Thomas B. Hastings is a Vice President and Treasurer of MFS.

                  MASSACHUSETTS INVESTORS TRUST
                  MASSACHUSETTS INVESTORS GROWTH STOCK FUND
                  MFS GROWTH OPPORTUNITIES FUND
                  MFS GOVERNMENT SECURITIES FUND
                  MFS SERIES TRUST I
                  MFS SERIES TRUST V
                  MFS SERIES TRUST VI
                  MFS SERIES TRUST X
                  MFS GOVERNMENT LIMITED MATURITY FUND

                  A. Keith Brodkin is the Chairman and President, Stephen E. Cavan is the Secretary, W. Thomas London is the Treasurer, James O. Yost, Ellen
M. Moynihan and Mark E. Bradley, Vice Presidents of MFS, are the Assistant Treasurers, James R. Bordewick, Jr., Senior Vice President and Associate General Counsel of MFS, is the Assistant Secretary.

                  MFS SERIES TRUST II

                  A. Keith Brodkin is the Chairman and President, Leslie J. Nanberg, Senior Vice President of MFS, is a Vice President, Stephen E. Cavan is the Secretary, W. Thomas London is the Treasurer, James O. Yost, Ellen M. Moynihan and Mark E. Bradley are the Assistant Treasurers, and James R. Bordewick, Jr., is the Assistant Secretary.

                  MFS GOVERNMENT MARKETS INCOME TRUST
                  MFS INTERMEDIATE INCOME TRUST

                  A. Keith Brodkin is the Chairman and President, Leslie J. Nanberg, Senior Vice President of MFS, is a Vice President, Stephen E. Cavan is the Secretary, W. Thomas London is the Treasurer, James O. Yost, Ellen M. Moynihan and Mark E. Bradley are the Assistant Treasurers, and James R. Bordewick, Jr., is the Assistant Secretary.

                  MFS SERIES TRUST III

                  A. Keith Brodkin is the Chairman and President, James T. Swanson, Robert J. Manning, Cynthia M. Brown and Joan S. Batchelder, Senior Vice Presidents of MFS, and Bernard Scozzafava, Vice President of MFS, are Vice Presidents, Sheila Burns-Magnan, Assistant Vice President of MFS, and Daniel E. McManus, Vice President of MFS, are Assistant Vice Presidents, Stephen E. Cavan is the Secretary, W. Thomas London is the Treasurer, James O. Yost, Ellen M. Moynihan and Mark E. Bradley are the Assistant Treasurers, and James R. Bordewick, Jr., is the Assistant Secretary.

                  MFS SERIES TRUST IV
                  MFS SERIES TRUST IX

                  A. Keith Brodkin is the Chairman and President, Robert A. Dennis and Geoffrey L. Kurinsky, Senior Vice Presidents of MFS, are Vice Presidents, Stephen E. Cavan is the Secretary, W. Thomas London is the Treasurer, James O. Yost, Ellen M. Moynihan and Mark E. Bradley are the Assistant Treasurers and James R. Bordewick, Jr., is the Assistant Secretary.

                  MFS SERIES TRUST VII

                  A. Keith Brodkin is the Chairman and President, Leslie J. Nanberg and Stephen C. Bryant, Senior Vice Presidents of MFS, are Vice Presidents, Stephen E. Cavan is the Secretary, W. Thomas London is the Treasurer, James O. Yost, Ellen M. Moynihan and Mark E. Bradley are the Assistant Treasurers and James R. Bordewick, Jr., is the Assistant Secretary.

                  MFS SERIES TRUST VIII

                  A. Keith Brodkin is the Chairman and President, Jeffrey L. Shames, Leslie J. Nanberg, Patricia A. Zlotin, James T. Swanson and John D. Laupheimer, Jr., Vice President of MFS, are Vice Presidents, Stephen E. Cavan is the Secretary, W. Thomas London is the Treasurer, James O. Yost, Ellen M. Moynihan and Mark E. Bradley are the Assistant Treasurers and James R. Bordewick, Jr., is the Assistant Secretary.

                  MFS MUNICIPAL SERIES TRUST

                  A. Keith Brodkin is the Chairman and President, Cynthia M. Brown and Robert A. Dennis are Vice Presidents, David B. Smith, Geoffrey L. Schechter and David R. King, Vice Presidents of MFS, are Vice Presidents, Daniel
E. McManus, Vice President of MFS, is an Assistant Vice President, Stephen E. Cavan is the Secretary, W. Thomas London is the Treasurer, James O. Yost, Ellen
M. Moynihan and Mark E. Bradley are the Assistant Treasurers and James R. Bordewick, Jr., is the Assistant Secretary.

                  MFS VARIABLE INSURANCE TRUST
                  MFS UNION STANDARD TRUST
                  MFS INSTITUTIONAL TRUST

                  A. Keith Brodkin is the Chairman and President, Stephen E. Cavan is the Secretary, W. Thomas London is the Treasurer, James O. Yost, Ellen
M. Moynihan and Mark E. Bradley are the Assistant Treasurers and James R. Bordewick, Jr., is the Assistant Secretary.

                  MFS MUNICIPAL INCOME TRUST

                  A. Keith Brodkin is the Chairman and President, Cynthia M. Brown and Robert J. Manning are Vice Presidents, Stephen E. Cavan is the Secretary, W. Thomas London is the Treasurer, James O. Yost, Ellen M. Moynihan and Mark E. Bradley are the Assistant Treasurers and James R. Bordewick, Jr., is the Assistant Secretary.

                  MFS MULTIMARKET INCOME TRUST
                  MFS CHARTER INCOME TRUST

                  A. Keith Brodkin is the Chairman and President, Leslie J. Nanberg and James T. Swanson are Vice Presidents, Stephen E. Cavan is the Secretary, W. Thomas London is the Treasurer, James O. Yost, Ellen M. Moynihan and Mark E. Bradley are the Assistant Treasurers and James R. Bordewick, Jr., is the Assistant Secretary.

                  MFS SPECIAL VALUE TRUST

                  A. Keith Brodkin is the Chairman and President, Jeffrey L. Shames and Robert J. Manning are Vice Presidents, Stephen E. Cavan is the Secretary, W. Thomas London is the Treasurer, James O. Yost, Ellen M. Moynihan and Mark E. Bradley are the Assistant Treasurers and James R. Bordewick, Jr., is the Assistant Secretary.

                  MFS/SUN LIFE SERIES TRUST

                  John D. McNeil, Chairman and Director of Sun Life Assurance Company of Canada, is the Chairman, Stephen E. Cavan is the Secretary, W. Thomas London is the Treasurer, James O. Yost, Ellen M. Moynihan and Mark E. Bradley are the Assistant Treasurers and James R. Bordewick, Jr., is the Assistant Secretary.

                  MONEY MARKET VARIABLE ACCOUNT
                  HIGH YIELD VARIABLE ACCOUNT
                  CAPITAL APPRECIATION VARIABLE ACCOUNT
                  GOVERNMENT SECURITIES VARIABLE ACCOUNT
                  TOTAL RETURN VARIABLE ACCOUNT
                  WORLD GOVERNMENTS VARIABLE ACCOUNT
                  MANAGED SECTORS VARIABLE ACCOUNT

                  John D. McNeil is the Chairman, Stephen E. Cavan is the Secretary, and James R. Bordewick, Jr., is the Assistant Secretary.

                  MIL

                  A. Keith Brodkin is a Director and the Chairman, Arnold D. Scott and Jeffrey L. Shames are Directors, Thomas J. Cashman, Jr., an Executive Vice President of MFS, is a Senior Vice President, Stephen E. Cavan is a Director, Senior Vice President and the Clerk, James R. Bordewick, Jr. is a Director, Vice President and an Assistant Clerk, Robert T. Burns is an Assistant Clerk, Joseph W. Dello Russo, Executive Vice President and Chief Financial Officer of MFS, is the Treasurer and Thomas B. Hastings is the Assistant Treasurer.

                  MIL-UK

                  A. Keith Brodkin is a Director and the Chairman, Arnold D. Scott, Jeffrey L. Shames, and James R. Bordewick, Jr., are Directors, Stephen E. Cavan is a Director and the Secretary, James E. Russell is the Treasurer, and Robert T. Burns is the Assistant Secretary.

                  MIL FUNDS

                  A. Keith Brodkin is the Chairman, President and a Director, Richard B. Bailey, John A. Brindle, Richard W. S. Baker and William F. Waters are Directors, Stephen E. Cavan is the Secretary, W. Thomas London is the Treasurer, James O. Yost, Ellen M. Moynihan and Mark E. Bradley are the Assistant Treasurers and James R. Bordewick, Jr., is the Assistant Secretary.

                  MFS MERIDIAN FUNDS

                  A. Keith Brodkin is the Chairman, President and a Director, Richard B. Bailey, John A. Brindle, Richard W. S. Baker, Arnold D. Scott, Jeffrey L. Shames and William F. Waters are Directors, Stephen E. Cavan is the Secretary, W. Thomas London is the Treasurer, James R. Bordewick, Jr., is the Assistant Secretary and James O. Yost, Ellen M. Moynihan and Mark E. Bradley are the Assistant Treasurers.

                  MFD

                  A. Keith Brodkin is the Chairman and a Director, Arnold D. Scott and Jeffrey L. Shames are Directors, William W. Scott, Jr., an Executive Vice President of MFS, is the President, Stephen E. Cavan is the Secretary, Robert T. Burns is the Assistant Secretary, Joseph W. Dello Russo is the Treasurer, and Thomas B. Hastings is the Assistant Treasurer.

                  CIAI

                  A. Keith Brodkin is the Chairman and a Director, Arnold D. Scott and Jeffrey L. Shames are Directors, Cynthia Orcott is President, Bruce C. Avery is the Vice President, Joseph W. Dello Russo is the Treasurer, Thomas B. Hastings is the Assistant Treasurer, Stephen E. Cavan is the Secretary, and Robert T. Burns is the Assistant Secretary.

                  MFSC

                  A. Keith Brodkin is the Chairman and a Director, Arnold D. Scott and Jeffrey L. Shames are Directors, Joseph A. Recomendes, a Senior Vice President of MFS, is Vice Chairman and a Director, Janet A. Clifford is the Executive Vice President, Joseph W. Dello Russo is the Treasurer, Thomas B. Hastings is the Assistant Treasurer, Stephen E. Cavan is the Secretary, and Robert T. Burns is the Assistant Secretary.

                  MFSI

                  A. Keith Brodkin is the Chairman and a Director, Jeffrey L. Shames, and Arnold D. Scott are Directors, Thomas J. Cashman, Jr., is the President and a Director, Leslie J. Nanberg is a Senior Vice President, a Managing Director and a Director, George F. Bennett, Carol A. Corley, John A. Gee, Brianne Grady and Kevin R. Parke (who is an Executive Vice President of
MFS) are Senior Vice Presidents and Managing Directors, Joseph W. Dello Russo is the Treasurer, Thomas B. Hastings is the Assistant Treasurer and Robert T. Burns is the Secretary.

                  RSI

                  William W. Scott, Jr. and Bruce C. Avery are Directors, Arnold
D. Scott is the Chairman and a Director, Joseph W. Dello Russo is the Treasurer, Thomas B. Hastings is the Assistant Treasurer, Stephen E. Cavan is the Secretary, Robert T. Burns is the Assistant Secretary and Sharon A. Brovelli and Martin E. Beaulieu are Senior Vice Presidents.

                  In addition, the following persons, Directors or officers of MFS, have the affiliations indicated:

                  A. Keith Brodkin                      Director, Sun Life Assurance Company of Canada (U.S.),
                                                           One Sun Life Executive Park, Wellesley Hills,
                                                           Massachusetts

                                                        Director, Sun Life Insurance and Annuity Company of New
                                                           York, 67 Broad Street, New York, New York

                  Donald A. Stewart                     President and a Director, Sun Life Assurance Company of Canada,
                                                           Sun Life Centre, 150 King Street West, Toronto, Ontario,
                                                           Canada (Mr. Stewart is also an officer and/or Director of
                                                           various subsidiaries and affiliates of Sun Life)

                  John D. McNeil                        Chairman, Sun Life Assurance Company of Canada, Sun Life
                                                           Centre, 150 King Street West, Toronto, Ontario, Canada
                                                           (Mr. McNeil is also an officer and/or Director of
                                                           various subsidiaries and affiliates of Sun Life)

                  Joseph W. Dello Russo                 Director of Mutual Fund Operations, The Boston Company,
                                                           Exchange Place, Boston, Massachusetts (until August,
                                                           1994)


ITEM 29. DISTRIBUTORS

         (a) Reference is hereby made to Item 28 above.

         (b) Reference is hereby made to Item 28 above; the principal business address of each of these persons is 500 Boylston Street, Boston, Massachusetts 02116.

         (c) Not applicable.

ITEM 30. LOCATION OF ACCOUNTS AND RECORDS

         The accounts and records of the Registrant are located, in whole or in part, at the office of the Registrant and the following locations:

                  NAME                             ADDRESS

         Massachusetts Financial             500 Boylston Street
         Services Company (investment        Boston, MA 02116
         adviser)

         MFS Fund Distributors, Inc.         500 Boylston Street
         principal underwriter)              Boston, MA  02116

         State Street Bank and Trust         State Street South
         Company (custodian)                 5 - West
                                             North Quincy, MA  02171

         MFS Service Center, Inc.            500 Boylston Street
         (transfer agent)                    Boston, MA  02116

ITEM 31. MANAGEMENT SERVICES

         Not applicable.

ITEM 32. UNDERTAKINGS

         (a) Not applicable.

         (b) Not applicable.

         (c) Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of its latest annual report to shareholders upon request and without charge.

         (d) Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the provisions set forth in Item 27 of this Part C, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the Securities being Registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Boston and The Commonwealth of Massachusetts on the 29th day of October, 1997.

                                              MASSACHUSETTS INVESTORS
                                              GROWTH STOCK FUND

                                              By:      JAMES R. BORDEWICK, JR.
                                              ----------------------------------
                                              Name:    James R. Bordewick, Jr.
                                              Title:   Assistant Secretary

      Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to its Registration Statement has been signed below by the following persons in the capacities indicated on October 29, 1997.

             SIGNATURE                             TITLE

A. KEITH BRODKIN*                    Chairman, President (Principal Executive
-----------------------------         Officer) and Trustee
A. Keith Brodkin

W. THOMAS LONDON*                    Treasurer (Principal Financial Officer
-----------------------------         and Principal Accounting Officer)
W. Thomas London

RICHARD B. BAILEY*                   Trustee
-----------------------------
Richard B. Bailey

PETER G. HARWOOD*                    Trustee
-----------------------------
Peter G. Harwood

J. ATWOOD IVES*                      Trustee
-----------------------------
J. Atwood Ives

LAWRENCE T. PERERA*                  Trustee
-----------------------------
Lawrence T. Perera

WILLIAM J. POORVU*                   Trustee
-----------------------------
William J. Poorvu

CHARLES W. SCHMIDT*                  Trustee
-----------------------------
Charles W. Schmidt

ARNOLD D. SCOTT*                     Trustee
-----------------------------
Arnold D. Scott

JEFFREY L. SHAMES*                   Trustee
-----------------------------
Jeffrey L. Shames

ELAINE R. SMITH*                     Trustee
-----------------------------
Elaine R. Smith

DAVID B. STONE*                      Trustee
-----------------------------
David B. Stone

                                     *By:      JAMES R. BORDEWICK, JR.
                                               ---------------------------------
                                     Name:     James R. Bordewick, Jr.
                                                as Attorney-in-fact

                                     Executed by James R. Bordewick, Jr. on
                                     behalf of those indicated pursuant to a
                                     Power of Attorney dated September 21, 1994, incorporated by reference to the Registrant's Post-Effective Amendment No. 59 filed via EDGAR with the Securities and Exchange Commission on March 30, 1995.

                                    INDEX TO EXHIBITS

EXHIBIT NO.                      DESCRIPTION OF EXHIBIT

     1(d)       Amendment to Declaration of Trust, dated October 29, 1997.

     9(c)       Exchange Privilege Agreement, dated July 30, 1997.

    10          Consent and Opinion of Counsel, dated October 29, 1997.

    11          Consent of Deloitte & Touche LLP.

    15(b)       Exhibits as revised October 15, 1997 to Master Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 to replace those exhibits to the Master Distribution Plan contained in Exhibit 15(a).

    17          Financial Data Schedules on behalf of Massachusetts Investors
                 Growth Stock Fund.